1996
    Annual                    -----------------
Report
                              Enterprise Fund
                              U.S. Growth Fund
                              World Growth Fund
                              New Pacific Fund
                              Corporate Income Fund
                              Federal Bond Fund

                              --------------------


                                     PHOTO





                   A Tradition of Sound Investing Since 1929


                              DELAWARE
                              GROUP
                              ========
                              Philadelphia * London

                                     PHOTO


About Our Cover
---------------------
Headquartered in Philadelphia, Pennsylvania, Delaware Group shares in the tradition of a city built on the vision of opportunity. Amidst the city's historic sites, symbolic of our nation's freedom and prosperity, Delaware Group provides both individual and institutional investors with a conservative, disciplined approach to money management.


DELAWARE GROUP
-------------------
A TRADITION OF
-------------------
SOUND INVESTING
-------------------



Delaware Management Company's investment experience dates back to 1929. Our first mutual fund was established in 1938. Headquartered in Philadelphia with an affiliate in London, Delaware manages a full range of mutual fund and annuity investments and also offers retirement plan service to individuals and companies. Delaware International Advisers Ltd., our London-based international affiliate, was established in 1990.
         Delaware Group manages mutual funds with the same time-tested, disciplined strategies demanded by the large public and private pension plans, foundations and endowments that are among our clients. With over 60 years of experience, we have demonstrated our commitment to quality investment management and service.
         Today, Delaware manages more than $31 billion in mutual funds and institutional investment advisory accounts. We measure our success by the financial success and satisfaction of our nearly 500,000 shareholders.

NOVEMBER 15, 1996

DEAR
----------------------
SHAREHOLDER:
----------------------

The 1996 fiscal year was an important time of transition for the U.S. stock and bond markets, and a period of renewed growth in international equity markets.
         After five years of unprecedented gains, volatility in the U.S. stock market increased this past summer. Some investors became uncertain about the future. Corporate earnings growth slowed while a low unemployment rate made it more difficult for some employers to fill open jobs, suggesting higher inflation.
         However, the stock and bond markets' anxiety over a possible 1970s-like consumer price spiral proved to be much ado about nothing. Indeed, most economists believe inflation will not be a significant problem in the months ahead. As of this writing, the Federal Reserve Board appeared to have an effective monetary policy in place under the leadership of Alan Greenspan.
         For the 12 months ended October 31, 1996, the unmanaged Standard & Poor's 500 Index provided a robust total return of +24.10% (with dividends reinvested) while the unmanaged Lehman Brothers Aggregate Bond Index rose +5.85% (with income reinvested).
         Some international stock markets, among them emerging markets in the Pacific Rim, provided above-average returns during fiscal 1996. Others, such as the developed markets of Japan and Germany, reflected investors' fickle views about the progress of economic recovery. The Morgan Stanley Europe Australia Far East Index, an unmanaged benchmark of established overseas stock markets, rose +8.77% for the 12 months ended October 31, 1996.
         Undoubtedly, the recent U.S. national election results will influence how the U.S. stock and bond markets behave in 1997. Likewise, the political climate and monetary policy of foreign countries can affect an individual country's financial markets, often to a greater degree than in a relatively stable nation like the U.S.
         As an investor, one of the best ways you can be prepared for change is with a diversified investment plan. With the help of your financial adviser, you can select a variety of funds that, taken together, have the potential to both reduce volatility and meet your investment goals.
         We encourage you to review the performance discussion of the six mutual funds in this report, as well as the portfolio managers' outlook. As shareholders in Delaware Group's growing fund family, you have a choice of 28 funds with a wide variety of objectives and investment styles. We will strive to exceed your expectations and we thank you for the confidence you have shown in Delaware.

Sincerely,


/s/ Wayne A. Stork
-----------------------------
Wayne A. Stork
Chairman, President and Chief Executive Officer

DOMESTIC
---------------
EQUITY FUNDS
----------------


Enterprise Fund

Managed by a Lynch & Mayer portfolio team
Headed by Kevin Ferguson
and Edward Petner

Seeks to maximize capital appreciation by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings.

With the help of strong performance from energy stocks, Enterprise Fund achieved very robust results during the fiscal year. We outperformed both the unmanaged S&P Midcap 400 Index, a benchmark representing stocks of medium size companies, and comparable mutual funds, as shown to the right.
         The Fund's strategy includes a constant search for companies that exhibit what we believe are early indications of positive fundamental change such as:

  *    an acceleration of earnings growth;
  *    an improving industry environment;
  *    a corporate restructuring; and,
  *    a turnaround.

         In fiscal 1996, the Fund provided a total return of +20.37% (capital change plus income based on A Class shares at net asset value). That was more than 300 basis points (3.00%) higher than the S&P Midcap 400.
         Our energy focus is on companies, particularly those in the oil service sector, that we believe are benefiting from higher oil prices, new exploration and drilling technology and higher profit margins. In our opinion, the industry is finally poised for growth after years of consolidation.
         As of October 31, 1996, some 16.3% of the Fund's holdings were energy stocks, compared to just 4% of the S&P Midcap 400. We have reduced our weighting in technology companies and as of October 31, this sector represented 18.5% of the portfolio.
         In our opinion, U.S. economic growth will slow in 1997, making the stocks of companies that can sustain above average earnings growth more attractive. We believe, based on securities analysts projections, that companies in your Fund's portfolio can expand earnings by an average of 20% in 1997, more than double the expected earnings growth rate for companies in the S&P 500 Index.
         We believe that the stocks of medium size companies generally have the potential to outperform the stocks of large companies over time. In our opinion the market is poised to recognize the superior growth potential of certain medium size companies.

-------------------------------------------------------------------------------
                            Portfolio Highlights
                             (October 31, 1996)
Median Market
    Capitalization                                    $2.0 billion
Number of Stocks                                                60
Average Stock
    Price-to-Earnings Ratio                                   21x*
Largest Holding - Conseco, Inc.                               3.3%
Top Sector - Consumer Cyclicals                                22%

*Based on analysts' earnings estimates for 1997 as reported to I/B/E/S.

Comparative Index Returns for the
12 Months Ended October 31, 1996
Standard & Poor's
    Midcap 400 Index                                        +17.35%
Lipper Midcap Fund Average
    (146 funds)                                             +18.27%

All performance includes reinvested dividends. Lipper Fund Average performance is based on net asset values.
-------------------------------------------------------------------------------

Enterprise Fund's Performance
  Growth of a $10,000 Investment
  December 3, 1993 to October 31, 1996

                                  [CHART HERE]

                         Enterprise Fund A              S&P Midcap 400 Index
Dec-93                     $ 9,525                             $10,000
Jan-94                     $ 9,857                             $10,232
Apr-94                     $ 9,042                             $ 9,691
Jul-94                     $ 8,094                             $ 9,581
Oct-94                     $ 8,719                             $10,005
Jan-95                     $ 8,378                             $ 9,721
Apr-95                     $ 9,430                             $10,625
Jul-95                     $10,492                             $11,918
Oct-95                     $10,700                             $12,117
Jan-96                     $11,639                             $12,798
Apr-96                     $12,776                             $13,800
Jul-96                     $11,515                             $12,846
Oct-96                     $12,880                             $14,219

Chart assumes $10,000 invested on December 3, 1993 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all dividends. Performance of other classes of Enterprise Fund will vary due to differing charges and expenses.





                            Enterprise Fund Performance
                    Average Annual Return Through October 31, 1996
                                    Lifetime                  One Year
Class A (Est. 1993)                  +9.28%                   +14.68%
-----------------------------------------------------------------------------

Class B (Est. 1994)
    Excluding Sales Charge          +15.18%                   +19.90%
    Including Sales Charge          +14.23%                   +15.90%
-----------------------------------------------------------------------------
Class C (Est. 1994)
    Excluding Sales Charge          +16.49%                   +19.57%
    Including Sales Charge          +16.49%                   +18.57%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares "excluding sales charge" assumes the investment was not redeemed.

Class A shares, initially offered December 3, 1993, have a 4.75% maximum front-end sales charge and a 12b-1 fee of 0.30%.
Class B shares, initially offered April 14, 1994, do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge if redeemed before the end of the sixth year.
Class C shares, initially offered May 10, 1994, have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods ended October 31, 1996 for Enterprise Fund's Institutional Class were +10.27% and +20.80%. This class was initially offered February 3, 1994 and is available without sales or asset-based distribution charges only to institutional accounts.

U.S. Growth Fund

Managed by a Lynch & Mayer portfolio team
Headed by Anthony Segalas

Seeks to maximize capital appreciation by investing in companies with low dividend yields, strong balance sheets and high expected earnings growth relative to their industry.

U.S. Growth Fund generated a total return of +11.18% (capital change plus income for A Class shares at net asset value) for the 12 months ended October 31, 1996, less than the total return of the unmanaged S&P 500 Index.
         These disappointing results were attributable to the Fund's overweighting in technology, credit sensitive businesses and managed care companies sectors that did not perform well during the past year.
         Prior to May 6, 1996, your Fund was managed by Provident Investment Counsel of California, who focused on technology and other "high growth" areas. Through April 30, 1996, the Fund underperformed the S&P 500 by approximately 900 basis points (9.0%).
         Lynch & Mayer, the Fund's subadviser as of May 6, 1996, repositioned the portfolio to focus on companies exhibiting signs of positive fundamental change and strong long-term growth prospects such as INTEL CORP. and GILLETTE CORP.
         For much of the year, the capital appreciation from many traditional "growth" stocks lagged that from stocks of cyclical companies that is those businesses whose fortunes are tied to the performance of the overall U.S. economy. This pattern began to change following this past summer's market correction.
         In the opinion of your Fund's management team, corporate earnings growth will slow in 1997. By focusing on companies with better-than-average earnings prospects, your Fund's management team believes U.S. Growth Fund is well-positioned for the year ahead. Securities analysts estimate that companies in your Fund's portfolio will report earnings growth of 15% to 20%
in 1997, double the projected average growth of companies in the S&P 500
Index.
         During the past six months, Lynch & Mayer doubled the portfolio's weighting in large consumer growth companies such as Merck & Co. and substantially increased holdings of retail stocks, an industry where we believe several companies have strong revenue and earnings growth potential.
         Since becoming your Fund's subadviser, Lynch & Mayer has reduced the number of holdings from 72 stocks to 47 stocks while remaining well-diversified among many industries. This more concentrated focus provides management with the flexibility to closely monitor each stock. Since the Fund's current total net assets are modest, our concentrated focus gives us the ability to make changes more quickly than could be done in a multi-billion-dollar portfolio. This flexibility could provide the Fund with a strategic advantage relative to other mutual funds whenever portfolio repositioning is prudent.

-------------------------------------------------------------------------------
                              Portfolio Highlights
                            (As of October 31, 1996)

Median Market
    Capitalization                       $7.6 billion
Number of Stocks                                   47
Average Stock
    Price-to-Earnings Ratio                     22.x*
Largest Holding - Intel Corp.                    5.3%
Top Sector - Technology                         27.1%

*Based on analysts' earnings estimates for 1997 as reported to I/B/E/S.

Comparative Index Returns for the
12 Months Ended October 31, 1996
Standard & Poor's 500 Index                   +24.10%
Lipper Growth Fund Average
    (642 funds)                               +18.47%

All performance includes reinvested dividends. Lipper Fund Average performance is based on net asset values.
-------------------------------------------------------------------------------

U.S. Growth Fund's Performance
     Growth of a $10,000 Investment
     December 3, 1993 to October 31, 1996

                                  [CHART HERE]

                        US Growth Fund A                    S&P 500 Index
Dec-93                      $ 9,525                            $10,000
Jan-94                      $ 9,895                            $10,348
Apr-94                      $ 9,079                            $ 9,756
Jul-94                      $ 9,079                            $ 9,986
Oct-94                      $ 9,696                            $10,365
Jan-95                      $ 9,212                            $10,396
Apr-95                      $ 9,620                            $11,451
Jul-95                      $11,282                            $12,581
Oct-95                      $11,804                            $13,090
Jan-96                      $11,709                            $14,399
Apr-96                      $12,336                            $14,891
Jul-96                      $11,918                            $14,647
Oct-96                      $13,124                            $16,227

Chart assumes $10,000 invested on December 3, 1993 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all dividends. Performance of other classes of U.S. Growth Fund will vary due to differing charges and expenses.




                          U.S. Growth Fund Performance
                 Average Annual Return Through October 31, 1996

                                     Lifetime                  One Year
Class A (Est. 1993)                   +9.93%                    +5.90%
-----------------------------------------------------------------------
Class B (Est. 1994)
    Excluding Sales Charge           +12.61%                   +10.38%
    Including Sales Charge           +11.65%                    +6.38%
-----------------------------------------------------------------------
Class C (Est. 1994)
    Excluding Sales Charge           +15.36%                   +10.35%
    Including Sales Charge           +15.36%                    +9.35%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares "excluding sales charge" assumes the investment was not redeemed.

Class A shares, initially offered December 3, 1993, have a 4.75% maximum front-end sales charge and a 12b-1 fee of 0.30%.
Class B shares, initially offered March 29, 1994, do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge if redeemed before the end of the sixth year.
Class C shares, initially offered May 23, 1994, have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods ended October 31, 1996 for U.S Growth Fund's Institutional Class were +10.81% and +11.52% . This class was initially offered February 3, 1994 and is available without sales or asset-based distribution charges only to institutional accounts.

INTERNATIONAL
-----------------
EQUITY FUNDS
-----------------

World Growth Fund
Managed by a portfolio team
at Walter Scott & Partners, Ltd.

Seeks to maximize total return by investing in an internationally diversified mix of stocks.

World Growth Fund provided a total return of +8.90% (capital change plus income based on A Class shares at net asset value) for the 12 months ended October 31, 1996. Your Fund more than matched the return of the unmanaged Morgan Stanley Europe Australia Far East (EAFE) Index for the period.
         During the year, your Fund had a larger percentage of its portfolio in Japan than any other country. While this positioning boosted your Fund's performance through April 30, weakness in the Japanese market negatively affected our results during the second half of fiscal 1996.
         We believe the weakness in Japan is temporary and reflects that the country is still ironing out problems in its financial sector and overcoming the effects of a five-year drought in capital spending. Some economic data suggest a recovery is underway. We have invested in industrial and consumer companies whose earnings we believe are likely to benefit from Japan's resurgence. An example is Promise, a Japanese consumer finance provider we believe has strong management and strict credit analysis.
         As of October 31, in Europe, your Fund had higher-than-EAFE Index weightings in Germany, the Netherlands and Norway and a much lower-than-index weighting in stocks in the United Kingdom. In Europe, rising consumer confidence has benefited the retail sector, a trend we believe will continue.

World Growth Fund
Country Allocation
(October 31, 1996)

Japan                                       31.7%
Germany                                     14.1%
France                                       8.6%
Netherlands                                  8.5%
Singapore/Malaysia                           3.0%
United Kingdom                               6.0%
Norway                                       5.6%
Other                                       22.7%

         Your Fund's largest holdings as of October 31 were IHC Caland and Ahold, two Dutch companies.
         The Fund focuses on companies that we believe can expand by more than 20% a year. We seek businesses that can generate high levels of cash flow over long periods of time. As of October 31, more than one third of the Fund's holdings were companies that, in our opinion, stand to benefit as living standards around the world improve.
         Investing in international stocks involves special risks which result from differences in accounting, currency fluctuations, and political and economic systems that may be less stable than those in the U.S. In our opinion, these risks are worth taking because of the potential for greater rewards.

-------------------------------------------------------------------------------
Comparative Index Returns for the
12 Months Ended October 31, 1996
Morgan Stanley Europe Australia
    Far East Index                             +8.77%
Lipper International Fund
    Average (324 funds)                       +10.73%

All performance includes reinvested dividends. Lipper Fund Average performance is based on net asset values.
-------------------------------------------------------------------------------

World Growth Fund's Performance
     Growth of a $10,000 Investment
     December 3, 1993 to October 31, 1996

                                  [CHART HERE]

                        World Growth Fund A                   MSCI EAFE Index
Jan-94                       $ 9,986                            $10,848
Apr-94                       $10,168                            $10,798
Jul-94                       $10,471                            $10,999
Oct-94                       $10,577                            $11,276
Jan-95                       $ 9,464                            $10,394
Apr-95                       $10,282                            $11,433
Jul-95                       $10,855                            $11,799
Oct-95                       $10,980                            $11,268
Jan-96                       $11,253                            $12,107
Apr-96                       $11,986                            $12,776
Jul-96                       $11,851                            $12,252
Oct-96                       $11,957                            $12,485

Charts assmes $10,000 invested on December 3, 1993 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all dividends. Performance of other classes of World Growth Fund will vary due to differing charges and expenses.

                          World Growth Fund Performance
                 Average Annual Return Through October 31, 1996

                                             Lifetime                  One Year
Class A (Est. 1993)                           +6.05%                    +3.71%
--------------------------------------------------------------------------------
Class B (Est. 1994)
    Excluding Sales Charge                    +6.01%                    +8.16%
    Including Sales Charge                    +4.95%                    +4.16%
--------------------------------------------------------------------------------
Class C (Est. 1994)
    Excluding Sales Charge                    +6.37%                    +8.15%
    Including Sales Charge                    +6.37%                    +7.15%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares "excluding sales charge" assumes the investment was not redeemed.

Class A shares, initially offered December 3, 1993, have a 4.75% maximum front-end sales charge and a 12b-1 fee of 0.30%.
Class B shares, initially offered March 29, 1994, do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge if redeemed before the end of the sixth year.
Class C shares, initially offered May 23, 1994, have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods ended October 31, 1996 for World Growth Fund's Institutional Class were +6.33% and +7.91%. This class was initially offered February 3, 1994 and is available without sales or asset-based distribution charges only to institutional accounts.

New Pacific Fund
Managed by Peter Robson
at John Govett & Co.

Seeks long-term capital appreciation by investing primarily in companies that are located in or have their principal business in the Pacific Basin.

Stock markets along the Pacific Rim provided a mixed performance during the 12 months ended October 31, 1996. For the period, the New Pacific Fund achieved a total return of +8.26% (capital change plus income based on A Class shares at net asset value).
         During the first six months of fiscal 1996, the Fund provided a strong total return of +15.84% that reflected prudent stock selection, lower regional interest rates and our ability to capitalize on political uncertainty in some countries. The second half was disappointing, however. The net asset value of your Fund's shares dropped -6.55% from April 30 to October 31.
         Some markets we had invested in did well early in the year but faltered this past summer, notably Japan and Thailand. Japan's economic recovery is proceeding more slowly than we expected while Thailand's stock market is being affected by political turmoil. We reduced our weighting in both countries during the second half and this helped your Fund outperform its benchmark and its peers, as shown to the right.
         During the year, New Pacific Fund's investments in Hong Kong and Malaysia did well, particularly stocks of conglomerates such as China Resources and Malaysia Resources. In the past six months, we increased our securities holdings in Hong Kong and mainland China. We are optimistic that there can be a smooth transition when the People's Republic of China takes over Hong Kong in June 1997. We believe the market has more than discounted the possible political fallout from the change in government.
         The Fund's strategy is to focus on major growth areas of the Pacific Rim by emphasizing emerging Asian economies.

New Pacific Fund
Country/Allocation
(October 31, 1996)

                                  [CHART HERE]

Japan                                       18.1%
Hong Kong                                   17.8%
Singapore/Malaysia                          20.6%
Thailand                                     7.4%
Taiwan                                       1.3%
China                                        1.2%
Philippines                                  3.8%
India/Pakistan                               3.4%
Other                                       26.4%

The Fund seeks to find investment "value" by analyzing the earnings potential of a company relative to its current stock price and historical prices.

         In our opinion, the gross domestic product (value of goods and services) of Pacific Rim countries excluding Japan should rise about 6.5% in 1997. That is more than twice the rate of growth many economists anticipate for the U.S. We believe more U.S. investors will consider the region's investment opportunities as domestic growth slows next year. This is a positive for Pacific Rim stock markets which are greatly affected by foreign inflows of capital.
         Investing in emerging markets involves special risks which result from differences in the regulation of financial data and reporting, currency fluctuations, and political and economic systems that tend to be less stable than those in the U.S. However, we believe the Pacific Rim offers substantial reward potential. In our view, the region's risks are worth taking for long-term investors.
-------------------------------------------------------------------------------
Comparative Index Returns for the
12 Months Ended October 31, 1996
Morgan Stanley Pacific Index                   +3.51%
Lipper Pacific Region Fund
    Average (38 funds)                         +5.10%

All performance includes reinvested dividends. Lipper Fund Average performance is based on net asset values.
-------------------------------------------------------------------------------

New Pacific Fund's Performance
     Growth of a $10,000 Investment
     December 3, 1993 to October 31, 1996

                                  [CHART HERE]

                    New Pacific Fund A    Morgan Stanley Pacific Index
Jan-94                    $10,000                  $10,000
Apr-94                    $ 8,770                  $10,820
Jul-94                    $ 9,030                  $11,940
Oct-94                    $ 9,930                  $11,590
Jan-95                    $ 8,900                  $11,300
Apr-95                    $ 8,140                  $11,120
Jul-95                    $ 8,410                  $10,670
Oct-95                    $ 8,560                  $11,110
Jan-96                    $ 8,560                  $11,640
Apr-96                    $ 9,150                  $11,890
Jul-96                    $ 9,360                  $11,960
Oct-96                    $ 8,990                  $10,940

Chart assumes $10,000 invested on December 3, 1993 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all dividends. Performance of other classes of New Pacific Fund will vary due to differing charges and expenses.

                          New Pacific Fund Performance
                 Average Annual Return Through October 31, 1996

                                           Lifetime                  One Year
Class A (Est. 1993)                         -2.58%                    +3.17%
--------------------------------------------------------------------------------
Class B (Est. 1994)
    Excluding Sales Charge                  -0.09%                    +7.54%
    Including Sales Charge                  -1.22%                    +3.54%
--------------------------------------------------------------------------------
Class C (Est. 1994)
    Excluding Sales Charge                  -0.92%                    +7.58%
    Including Sales Charge                  -0.92%                    +6.58%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares "excluding sales charge" assumes the investment was not redeemed.

Class A shares, initially offered December 3, 1993, have a 4.75% maximum front-end sales charge and a 12b-1 fee of 0.30%.
Class B shares, initially offered March 29, 1994, do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge if redeemed before the end of the sixth year.
Class C shares, initially offered July 7, 1994, have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods ended October 31, 1996 for New Pacific Fund's Institutional Class were -4.45% and +8.77%. This class was initially offered February 3, 1994 and is available without sales or asset-based distribution charges only to institutional accounts.

BOND FUNDS
--------------------
Corporate Income Fund
Managed by Tim Policinski,
Lincoln Investment Management Inc.

Seeks to provide high current income consistent with preservation of capital by investing in a diversified mix of investment grade fixed income securities issued by U.S. corporations.

Corporate Income Fund's total return for the 1996 fiscal year was +4.81% (capital change plus income for A Class shares at net asset value).
         Your Fund performed well during the fall of 1995 as the market anticipated lower interest rates. The Federal Reserve Board lowered its interest rate target on December 19, 1995 by 25 basis points (0.25%) to 5.25%. At the time, we maintained a duration somewhat longer than the benchmark Lehman Brothers Corporate Bond Index, allowing the Fund to benefit more from falling interest rates. Duration measures a bond's sensitivity to interest rates and indicates the likely change in a bond's price given a 1% change in interest rates.
         Beginning in February, optimism about U.S. economic growth increased. While the healthy economy helped corporations generate profits to pay bond interest and repay principal, it also ignited a fear of inflation that prompted investors to demand higher yields from fixed income investments.
         As concern about consumer prices grew last winter, bond prices declined sharply, and your Fund's longer duration caused it to underperform its benchmark. To help preserve your Fund's principal while still allowing the Fund to benefit from the modest recovery in bond prices that we believed would occur, we moved closer to the index's duration.
         In September, in response to economic signals that showed inflation was well under control, we again increased your Fund's duration, allowing the portfolio to benefit from the substantial drop in interest rates that occurred in October.
         For 1997, our outlook for corporate bonds is generally positive. We believe interest rates should continue to fall as U.S. economic growth slows. However, in our opinion, the slowdown will not be pronounced enough to affect the ability of most corporations to meet their bond obligations. Since your Fund focuses on investment grade bonds, which generally tend to be more affected by changes in interest rates than changes in corporate profits, we believe it is well-positioned for the months ahead.

------------------------------------------------------------------------------
                  Portfolio Highlights
                   (October 31, 1996)

Average Effective Maturity                12.89 years
Average Effective Duration                 6.10 years
Average Quality                                     A
30-Day Annualized Yield*                        5.81%

*For Class A shares based on Securities and Exchange Commission guidelines. SEC Yields for B and C classes were 4.92% and 4.93% respectively.

Comparative Index Returns for the
12 Months Ended October 31, 1996
Lehman Brothers Corporate
    Bond Index                                 +6.22%
Lipper Corporate BBB Bond
    Fund Average (96 funds)                    +5.54%

All performance includes reinvested dividends. Lipper Fund Average performance is based on net asset values.
-------------------------------------------------------------------------------

Corporate Income Fund's Performance
     Growth of a $10,000 Investment
     December 3, 1993 to October 31, 1996

                                  [CHART HERE]

            Corporate Income Fund A    Lehman Brothers Corporate Bond Index
Dec-93            $ 9,525                           $10,000
Jan-94            $ 9,669                           $10,194
Apr-94            $ 9,020                           $ 9,555
Jul-94            $ 9,100                           $ 9,736
Oct-94            $ 8,909                           $ 9,544
Jan-95            $ 9,124                           $ 9,810
Apr-95            $ 9,571                           $10,347
Jul-95            $10,058                           $10,884
Oct-95            $10,487                           $11,336
Jan-96            $10,915                           $11,820
Apr-96            $10,405                           $11,346
Jul-96            $10,542                           $11,514
Oct-96            $10,992                           $12,042


Chart assumes $10,000 invested on December 3, 1993 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all dividends. Performance of other classes of Corporte Income Fund will vary

                       Corporate Income Fund Performance
                 Average Annual Return Through October 31, 1996

                                            Lifetime                  One Year
Class A (Est. 1993)                          +3.08%                    -0.20%
--------------------------------------------------------------------------------
Class B (Est. 1994)
    Excluding Sales Charge                   +8.37%                    +4.16%
    Including Sales Charge                   +7.28%                    +0.20%
--------------------------------------------------------------------------------
Class C (Est. 1994)
    Excluding Sales Charge                   +8.83%                    +4.06%
    Including Sales Charge                   +8.83%                    +3.07%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares "excluding sales charge" assumes the investment was not redeemed.

Class A shares, initially offered December 3, 1993, have a 4.75% maximum front-end sales charge and a 12b-1 fee of 0.30%.
Class B shares, initially offered July 27, 1994, do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge if redeemed before the end of the sixth year.
Class C shares, initially offered July 7, 1994, have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods ended October 31, 1996 for Corporate Income Fund's Institutional Class were +5.36% and +5.19%. This class was initially offered February 3, 1994 and is available without sales or asset-based distribution charges only to institutional accounts.

Federal Bond Fund
Managed by Tim Policinski,
Lincoln Investment Management Inc.

Seeks to maximize current income consistent with preservation of capital by investing in securities issued by the U.S. government, its agencies and instrumentalities.

Fiscal 1996 was a roller coaster year for government bonds.
               During the fall of calendar 1995, Federal Bond Fund performed well as the Federal Reserve Board lowered its interest rate target on December 19, 1995 by 25 basis points (0.25%) to 5.25%.
         Beginning in February 1996, however, the fortunes of the bond market suddenly and unexpectedly turned south. Optimism about more interest rate cuts by the Fed faded and bond prices fell sharply. Strong growth in the number of new jobs in the U.S. and higher commodity prices generated a fear of higher inflation.
         This fear proved unwarranted. The bond market recovered some ground starting in the late summer following Alan Greenspan's reappointment for a second-term as Fed chairman. Still, prices of long-term Treasury bonds as of October 31, 1996 were lower than a year earlier.
         Your Fund provided a total return of +3.43% (capital change plus income for A Class shares at net asset value) in fiscal 1996, an amount that exceeded the U.S.'s inflation rate during the period.
         We are hopeful that November's national election results will result in restraint in federal spending and a resumption of the long-term decline in interest rates that has been underway since the early 1980s. Since neither party has a mandate for tax cuts or new programs, there is reason to be optimistic that the government's annual budget deficit may shrink as a percentage of America's gross national product. This bodes well for Treasury prices because when the government borrows less, interest rates generally fall.
         At the start of the fiscal year, Federal Bond Fund maintained a duration longer than the benchmark Lehman Brothers Government Bond Index, allowing the Fund to benefit more from declining interest rates in the fall of 1995 than did the Index. However, your Fund's longer duration caused it to underperform this index as bond prices fell. Duration measures a bond's sensitivity to interest rates and indicates the likely change in a bond's price given a 1% change in interest rates.
         As of this writing, your Fund's duration remains slightly longer than that of our benchmark, positioning us to benefit from a rise in bond prices that, in our opinion, should occur as U.S. economic growth slows in 1997. Keep in mind, however, that income has historically been the dominant component of total return from bonds, a pattern we believe will continue.
-------------------------------------------------------------------------------
                      Portfolio Highlights
                       (October 31, 1996)

Average Effective Maturity                11.54 years
Average Effective Duration                 5.03 years
Average Quality                                   AAA
30-Day Annualized Yield*                        5.31%

*For Class A shares based on Securities and Exchange Commission guidelines. SEC Yields for B and C classes were 4.58% and 4.50% respectively.

Comparative Index Returns for the
12 Months Ended October 31, 1996
Lehman Brothers Government
    Bond Index                                 +5.12%
Lipper General U.S. Government
    Bond Fund Average
    (169 funds)                                +4.04%

All performance includes reinvested dividends. Lipper Fund Average performance is based on net asset values.
-------------------------------------------------------------------------------

Federal Bond Fund's Performance
     Growth of a $10,000 Investment
     December 3, 1993 to October 31, 1996


                                  [CHART HERE]

              Federal Bond Fund A        Lehman Brothers Government Bond Index
Dec-93              $ 9,525                            $10,000
Jan-94              $ 9,640                            $10,239
Apr-94              $ 9,140                            $ 9,276
Jul-94              $ 9,242                            $ 9,434
Oct-94              $ 9,091                            $ 9,032
Jan-95              $ 9,277                            $ 9,467
Apr-95              $ 9,619                            $ 9,996
Jul-95              $10,012                            $10,716
Oct-95              $10,338                            $11,471
Jan-96              $10,697                            $12,076
Apr-96              $10,252                            $11,074
Jul-96              $10,345                            $11,258
Oct-96              $10,693                            $11,876


Chart assumes $10,000 invested on December 3, 1993 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all dividends. Performance of other classes of Federal Bond Fund will vary due to differing charges and expenses.


                          Federal Bond Fund Performance
                 Average Annual Return Through October 31, 1996

                                           Lifetime                  One Year
Class A (Est. 1993)                         +2.20%                    -1.49%
--------------------------------------------------------------------------------
Class B (Est. 1994)
    Excluding Sales Charge                  +6.32%                    +2.76%
    Including Sales Charge                  +5.09%                    -1.17%
--------------------------------------------------------------------------------
Class C (Est. 1994)
    Excluding Sales Charge                  +5.74%                    +2.74%
    Including Sales Charge                  +5.74%                    +1.75%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares "excluding sales charge" assumes the investment was not redeemed.

Class A shares, initially offered December 3, 1993, have a 4.75% maximum front-end sales charge and a 12b-1 fee of 0.30%.
Class B shares, initially offered May 11, 1994, do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge if redeemed before the end of the sixth year.
Class C shares, initially offered September 14, 1994, have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods ended October 31, 1996 for Federal Bond Fund's Institutional Class were +3.15% and +0.60%. This class was initially offered February 3, 1994 and is available without sales or asset-based distribution charges only to institutional accounts.

FINANCIAL
----------------------
STATEMENTS
----------------------

Delaware Group Advisor Funds, Inc.
Enterprise Fund
Statement of Net Assets
October 31, 1996

                                                          Number        Market
                                                         of Shares      Value
COMMON STOCK - 94.67%
 AUTOMOBILES & AUTO PARTS - 1.13%
*Tower Automotive ..............................          11,000      $  321,063
                                                                      ----------
                                                                         321,063
                                                                      ----------
 Banking, Finance & Insurance - 10.81%
 Charter One Financial .........................          11,025         478,898
 CONSECO .......................................          17,600         941,600
 First USA .....................................           9,100         523,250
 UNUM ..........................................           7,800         490,425
 Washington Mutual .............................           8,200         345,425
 Western National ..............................          16,600         298,800
                                                                      ----------
                                                                       3,078,398
                                                                      ----------
 Buildings & Materials - 1.24%
*Dynatech ......................................           7,100         351,894
                                                                      ----------
                                                                         351,894
                                                                      ----------
 Cable,Media, & Publishing - 3.08%
*Evergreen Media Class A .......................          12,700         341,312
 Omnicom Group .................................          10,800         537,300
                                                                      ----------
                                                                         878,612
                                                                      ----------
 Chemicals - 3.15%
 Crompton & Knowles ............................          16,700         300,600
 IMC Global ....................................          15,900         596,250
                                                                      ----------
                                                                         896,850
                                                                      ----------
 Computers & Technology - 10.93%
*Adaptec .......................................           9,000         547,313
*BMC Software ..................................           7,200         596,700
*Cadence Design Systems ........................          13,725         500,962
*Parametric Technology .........................           9,800         478,363
*STORAGE TECHNOLOGY ............................          15,800         673,475
*VeriFone ......................................           6,200         208,475
*Xircom ........................................           5,300         107,656
                                                                      ----------
                                                                       3,112,944
                                                                      ----------
Electronics & Electrical - 2.66%
*Etec Systems ..................................           5,800         158,050
*UCAR International ............................           8,800         344,300
*Xilinx ........................................           7,800         254,963
                                                                      ----------
                                                                         757,313
                                                                      ----------
 Energy - 16.29%
*BJ SERVICES ...................................          16,600         744,925
*Benton Oil & Gas ..............................          11,700         285,919
*Diamond Offshore Drilling .....................           9,680         589,270
*ENSCO INTERNATIONAL ...........................          20,500         886,625

Top 10 holdings in boldface.

                                                           Number        Market
                                                          of Shares      Value
COMMON STOCK (Contined)
Energy (Continued)

*Oryx Energy .....................................         23,600     $  454,300
*Reading & Bates .................................         17,000        488,750
 TRANSOCEAN OFFSHORE .............................         10,600        670,450
*Triton Energy ...................................         11,700        522,113
                                                                      ----------
                                                                       4,642,352
                                                                      ----------
 Farming & Agriculture - 4.15%
 Delta & Pine Land ...............................          1,500         54,000
 DOLE FOOD .......................................         16,900        659,100
 Pioneer Hi-Bred Internationa ....................          7,000        469,875
                                                                      ----------
                                                                       1,182,975
                                                                      ----------
 Food,Beverage & Tobacco - 1.90%
 Coca-Cola Enterprises ...........................         12,700        541,337
                                                                      ----------
                                                                         541,337
                                                                      ----------
 Healthcare & Pharmaceuticals - 13.04%
*BIOCHEM PHARMA ..................................         18,100        772,644
*Biogen ..........................................          6,300        470,137
*Biovail .........................................          5,000        146,250
*Centocor ........................................         15,500        454,344
*HEALTHSOUTH .....................................         17,900        671,250
*Liposome ........................................         25,400        433,387
*MedPartners .....................................         25,894        547,011
*VISX ............................................          8,800        220,000
                                                                      ----------
                                                                       3,715,023
                                                                      ----------
 Industrial Machinery - 1.15%
 Harnischfeger Industries ........................          8,200        328,000
                                                                      ----------
                                                                         328,000
                                                                      ----------
 Leisure, Lodging & Entertainment - 2.75%
*Sun International Hotels ........................         10,000        472,500
*Trump Hotels & Casino Resorts ...................         19,600        311,150
                                                                      ----------
                                                                         783,650
                                                                      ----------
 Metals & Mining - 1.69%
 Potash Corporation of Saskatchewan ..............          6,800        481,950
                                                                      ----------
                                                                         481,950
                                                                      ----------
 Retail - 8.06%
 Claire's Stores .................................         28,900        491,300
 Dollar General ..................................          9,800        271,950
*Kohl's ..........................................          3,800        136,800
*Proffitt's ......................................          7,600        305,900
*Staples .........................................         21,975        412,031
*Zale ............................................         35,000        678,125
                                                                      ----------
                                                                       2,296,106
                                                                      ----------
 Telecommunications - 4.95%
*Brooks Fiber Properties .........................          8,300        241,737
*McLeod Class A ..................................         12,900        419,250
*Octel Communications ............................         31,400        500,437
*Paging Network ..................................         14,400        247,500
                                                                      ----------
                                                                       1,408,924
                                                                      ----------
 Textiles, Apparel & Furniture - 4.00%
*Lear ............................................         14,600        540,200
*TOMMY HILFIGER ..................................         11,500        598,000
                                                                      ----------
                                                                       1,138,200
                                                                      ----------

Enterprise Fund
Statement of Net Assets (Continued)

                                                         Number        Market
                                                        of Shares       Value
COMMON STOCK (Continued)

 Transportation & Shipping - 3.69%
 Tidewater ...................................           12,800       $  560,000
*Wisconsin Central Transportation ............           13,500          491,063
                                                                      ----------
                                                                       1,051,063
                                                                      ----------
 Total Common Stock
 (cost $21,418,126) ..........................                        26,966,654
                                                                      ----------

                                                        Principal
                                                         Amount
REPURCHASE AGREEMENTS - 5.49%
With Chase Manhattan Securities 5.50%
 11/01/96 (dated 10/31/96,
 to be repurchased at $489,075,
 collateralized by $491,000 U.S. Treasury
 Notes 5.50% due 11/15/98,
 market value $500,124)  .........................     $  489,000        489,000
With Prudential Securities 5.50%
 11/01/96 (dated 10/31/96,
 to be repurchased at $538,082,
 collateralized by $533,000 U.S. Treasury
 Notes 6.125% due 5/31/97,
 market value $548,533)  .........................        538,000        538,000
With PaineWebber Securities 5.52%
 11/01/96 (dated 10/31/96,
 to be repurchased at $538,082,
 collateralized by $548,000 U.S. Treasury
 Notes 5.875% due 10/31/98,
 market value $548,782)  .........................        538,000        538,000
                                                                       ---------
Total Repurchase Agreements
 (cost $1,565,000)  ..............................                     1,565,000
                                                                      ----------

TOTAL MARKET VALUE OF SECURITIES - 100.16%
  (cost $22,983,126)  .......................................        28,531,654
 LIABILITIES NET OF RECEIVABLES
  AND OTHER ASSETS - (0.16%)  ...............................           (45,389)
                                                                    ------------
 NET ASSETS APPLICABLE TO 2,083,536 SHARES
  ($.01 PAR VALUE OUTSTANDING) - 100.00% ....................        $28,486,265
                                                                    ============

 NET ASSET VALUE -
  ENTERPRISE FUND A CLASS
  ($18,825,726/1,384,863 SHARES)  ...........................             $13.59
                                                                          ======
  (MAXIMUM OFFERING PRICE $13.59/.9525 = $14.27)
 NET ASSET VALUE -
  ENTERPRISE FUND B CLASS
  ($2,364,609/164,873 SHARES)  ..............................             $14.34
                                                                          ======
  (subject to a contingent deferred sales charge which
  varies from 1%-4% depending upon the holding period)
 NET ASSET VALUE -
  ENTERPRISE FUND C CLASS
  ($70,503/4,826 SHARES)  ...................................             $14.61
                                                                          ======
  (subject to a contingent deferred sales charge of 1% depending upon the holding period)

                                                                       Market
                                                                        Value

 NET ASSET VALUE -
   ENTERPRISE FUND INSTITUTIONAL CLASS
  ($7,225,427 / 528,974 SHARES)  ...............................          $13.66
                                                                          ======
 COMPONENTS OF NET ASSETS AT OCTOBER 31, 1996:
 Common stock $.01 par value, 70,000,000 shares
  authorized to the Enterprise Fund with 20,000,000
  shares allocated to the Enterprise Fund A Class,
  20,000,000 shares allocated to the Enterprise Fund B
  Class, 15,000,000 shares allocated to the Enterprise
  Fund C Class and 15,000,000 shares allocated to the
  Enterprise Fund Institutional Class ..........................     $21,000,706
 Accumulated undistributed:
  Net realized gain on investments and futures contracts .......       2,013,391
  Net unrealized appreciation of investments
  and futures contracts ........................................       5,472,168
                                                                     -----------
 Total Net Assets ..............................................     $28,486,265
                                                                     ===========
-----------
* Non-income producing security for the year ended October 31, 1996.

                             See accompanying notes

Delaware Group Adviser Funds, Inc.
U.S. Growth Fund
Statement of Net Assets
October 31, 1996
                                                               Number    Market
                                                              of Shares   Value
 COMMON STOCK - 95.39%
 Aerospace & Defense - 2.83%
 Boeing ................................................       8,000     763,000
                                                                       ---------
                                                                         763,000
                                                                       ---------
 Banking, Finance & Insurance - 4.64%
 Chase Manhattan .......................................       3,200     274,400
 Chubb .................................................       1,400      70,000
 Citicorp ..............................................       5,600     554,400
 Conseco ...............................................       6,600     353,100
                                                                       ---------
                                                                       1,251,900
                                                                       ---------
 Buildings & Materials - 3.01%
 FLUOR .................................................      12,400     812,200
                                                                       ---------
                                                                         812,200
                                                                       ---------
 Chemicals - 2.19%
 Monsanto ..............................................      14,900     590,412
                                                                       ---------
                                                                         590,412
                                                                       ---------
 Computers & Technology - 18.03%
*Cisco Systems .........................................       8,800     543,950
 Computer Associates International .....................      11,425     675,503
 Electronic Data Systems ...............................       2,600     117,000
 First Data ............................................      12,144     968,452
 Hewlett-Packard .......................................       5,600     247,100
 International Business Machines .......................       6,300     812,700
*MICROSOFT .............................................       5,800     796,412
*Oracle ................................................      10,550     446,397
*SunGuard Data Systems .................................       6,100     258,869
                                                                       ---------
                                                                       4,866,383
                                                                       ---------

Top 10 holdings in boldface.

U.S. Growth Fund
Statement of Net Assets (Continued)
                                                             Number     Market
                                                            of Shares    Value
COMMON STOCK (Continued)
 Consumer Products - 6.12%
 GILLETE .............................................       14,800   $1,106,300
 Procter & Gamble ....................................        5,500      544,500
                                                                      ----------
                                                                       1,650,800
                                                                      ----------
 Electronics & Electrical - 5.33%
 Intel................................................       13,100    1,438,544
                                                                      ----------
                                                                       1,438,544
                                                                      ----------
 Energy - 7.50%
*BJ Services .........................................        6,200      278,225
*Diamond Offshore Drilling ...........................        9,400      572,225
 Schlumberger Limited ................................        5,100      505,538
*Triton Energy .......................................       15,000      669,375
                                                                      ----------
                                                                       2,025,363
                                                                      ----------
 Healthcare & Pharmaceuticals - 19.00%
*Amgen ...............................................        6,700      410,794
*Biochem Pharma ......................................        7,300      311,619
*Boston Scientific ...................................        7,900      429,563
*Centocor ............................................        7,500      219,844
 Eli Lilly & Company .................................        8,900      627,450
*Healthsouth .........................................        4,700      176,250
 Johnson & Johnson ...................................        6,800      334,900
 MERCK & COMPANY .....................................       16,800    1,245,300
 Pfizer ..............................................        7,200      595,800
 Warner-Lambert ......................................       12,200      776,225
                                                                      ----------
                                                                       5,127,745
                                                                      ----------
 Leisure, Lodging & Entertainment - 0.98%
 McDonald's ..........................................        6,000      266,250
                                                                      ----------
                                                                         266,250
                                                                      ----------
 Paper & Forest Products - 2.11%
 Kimberly-Clark ......................................        6,100      568,825
                                                                      ----------
                                                                         568,825
                                                                      ----------
 Retail - 15.87%
*AutoZone ............................................       22,300      571,437
 Dollar General ......................................       23,000      638,250
 GAP .................................................       27,100      785,900
 Home Depot ..........................................       11,300      618,675
*Kohl's ..............................................       17,500      630,000
 LOWE'S COMPANIES ....................................       19,800      799,425
*Staples .............................................       12,800      240,000
                                                                      ----------
                                                                       4,283,687
                                                                      ----------
 Telecommunications - 3.72%
 GTE .................................................        7,100      299,087
 Lucent Technologies .................................        1,900       89,300
*WorldCom ............................................       25,200      615,825
                                                                      ----------
                                                                       1,004,212
                                                                      ----------
 Textiles, Apparel & Furniture - 3.02%
 GUCCI GROUP N.V .....................................       11,800      814,200
                                                                      ----------
                                                                         814,200
                                                                      ----------
 Miscellaneous - 1.04%
*CUC International ...................................       11,400      279,300
                                                                      ----------
                                                                         279,300
                                                                      ----------
 Total Common Stock
  (cost $ 22,028,334)  ...............................                25,742,821
                                                                      ----------

                                                        Principal      Market
                                                          Amount        Value

REPURCHASE AGREEMENTS - 4.96%
With Chase Manhattan Securities 5.50%
 11/01/96 (dated 10/31/96,
 to be repurchased at $418,064,
 collateralized by $419,000 U.S. Treasury
 Notes 5.50% due 11/15/98,
 market value $427,582)  .........................     $  418,000    $  418,000
With Prudential Securities 5.50%
 11/01/96 (dated 10/31/96,
 to be repurchased at $460,070,
 collateralized by $456,000 U.S. Treasury
 Notes 6.125% due 5/31/97,
 market value $468,969)  .........................        460,000       460,000
With PaineWebber Securities 5.52%
 11/01/96 (dated 10/31/96,
 to be repurchased at $460,070,
 collateralized by $468,000 U.S. Treasury
 Notes 5.875% due 10/31/98,
 market value $469,183)  .........................        460,000       460,000
                                                                     ----------
Total Repurchase Agreements
 (cost $1,338,000)  ..............................                    1,338,000
                                                                      ----------

TOTAL MARKET VALUE OF SECURITIES
 (cost $23,366,334) - 100.35% ................................       27,080,821
LIABILITIES NET OF RECEIVABLES
 AND OTHER ASSETS - (0.35%) ..................................          (95,577)
                                                                   ------------
NET ASSETS APPLICABLE TO 1,947,606 SHARES
 ($.01 PAR VALUE OUTSTANDING) - 100.00% ......................     $ 26,985,244
                                                                   ============

NET ASSET VALUE
 U.S. GROWTH FUND A CLASS
 ($16,117,954/1,166,536 shares) ..............................           $13.82
 (MAXIMUM OFFERING PRICE $13.82/.9525 = $14.51)
NET ASSET VALUE
 U.S. GROWTH FUND B CLASS
 ($809,032/59,445 shares) ....................................           $13.61
 (subject to a contingent deferred sales charge which
 varies from 1%-4% depending upon the holding period)
NET ASSET VALUE
 U.S. GROWTH FUND C CLASS
 ($55,170/3,890 shares) ......................................           $14.18
 (subject to a contingent deferred sales charge
 of 1% depending upon the holding period)
NET ASSET VALUE
 U.S. GROWTH FUND INSTITUTIONAL CLASS
 ($10,003,088/717,735 shares) ................................           $13.94

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1996:
 Common stock $.01 par value, 70,000,000 shares
 authorized to the U.S. Growth Fund with 20,000,000
 shares allocated to the U.S. Growth Fund A Class,
 20,000,000 shares allocated to the U.S. Growth Fund
 B Class, 15,000,000 shares allocated to the U.S. Growth
 Fund C Class and 15,000,000 shares allocated to the
 U.S. Growth Fund Institutional Class ........................     $ 20,556,392
Accumulated undistributed:
 Net realized gain on investments ............................        2,714,365
 Net unrealized appreciation of investments ..................        3,714,487
                                                                   ------------
Total Net Assets .............................................     $ 26,985,244
                                                                   ============

----------
*Non-income producing security for the year ended October 31, 1996

                             See accompanying notes

Delaware Group Adviser Funds, Inc.
World Growth Fund
Statement of Net Assets
October 31, 1996

                                                           Number        Market
                                                         of Shares       Value
COMMON STOCK - 91.10%
Australia - 2.56%
WOODSIDE PETROLEUM, LTD. .........................         60,000     $  422,741
                                                                      ----------
                                                                         422,741
                                                                      ----------
Chile - 2.15%
Embotelladora Andina SA,ADR ......................         10,300        355,350
                                                                      ----------
                                                                         355,350
                                                                      ----------
Denmark - 2.14%
Sophus Berendsen,Class B .........................          2,860        352,130
                                                                      ----------
                                                                         352,130
                                                                      ----------
France - 8.53%
Brioche Pasquier SA ..............................          2,000        279,775
CASTORAMA DUBOIS INVESTISSEM .....................          2,268        387,178
Cermex SA ........................................          3,544        242,003
SEB GROUP ........................................          2,465        497,756
                                                                      ----------
                                                                       1,406,712
                                                                      ----------
Germany - 14.05%
ADIDAS ...........................................          6,000        503,903
Bien-Haus ........................................            600        165,991
Dyckerhoff Preferred Shares ......................            877        194,099
Gea ..............................................            790        271,113
Heidelberger Zement German .......................          3,300        242,802
Kampa ............................................          5,256        183,492
MOEBEL WALTHER ...................................          6,250        385,337
Spar Handels .....................................         18,000        221,124
Westag and Getalit ...............................            750        146,725
                                                                      ----------
                                                                       2,314,586
                                                                      ----------
Japan - 31.63%
Chain Store Okuwa ................................         17,000        247,544
Daifuko ..........................................         24,000        294,737
Familymart .......................................          7,600        317,334
Fanuc Company ....................................          7,000        224,123
Fuji Machine Manufacturing .......................         11,000        259,561
Futaba Industrial ................................         18,000        301,579
Higashi Nihon House ..............................          4,000         57,544
Ito-Yokado,Ltd ...................................          6,000        298,947
Kubota ...........................................         30,000        169,474
Kyocera ..........................................          4,000        263,509
Misumi ...........................................          9,000        205,263
Nippon Kanzai ....................................          8,640        236,463
Nippon Telegraph & Telephone .....................             35        244,079
Promise ..........................................          7,000        326,053
Rohm .............................................          6,000        355,263
Saiwa Rakuda Industry ............................         10,000        114,035
Sankyo ...........................................         13,900        343,842
Secom ............................................          5,000        297,369
Shimachu .........................................          8,000        219,649
Shimano ..........................................          8,000        142,456
Tokio Marine & Fire Insurance ....................         27,000        296,053
                                                                      ----------
                                                                       5,214,877
                                                                      ----------

Top 10 holdings in boldface.

                                                            Number      Market
                                                           of Shares    Value
COMMON STOCK (Continued)
 Netherlands - 8.16%
 IHC CALAND ..........................................       10,000   $  556,617
 Koninklijke Ahold ...................................        9,338      543,370
 Polygram ............................................        5,250      245,937
                                                                      ----------
                                                                       1,345,924
                                                                      ----------
 Norway - 5.55%
*PETROLEUM GEO-SERVICES ASA ..........................       12,000      406,907
 SAGA PETROLEUM ASA ..................................       30,000      508,633
                                                                      ----------
                                                                         915,540
                                                                      ----------
 Singapore/Malaysia - 6.99%
 Carlsberg Brewery Malaysia ..........................       48,000      336,209
 Clipsal Industries ..................................      115,000      368,000
 R.J. Reynolds Berhad ................................      110,000      319,945
 Sembawang ...........................................       30,000      128,860
                                                                      ----------
                                                                       1,153,014
                                                                      ----------
 Sweden - 2.88%
 ERICSSON(LM) TELEPHONE (ordinary shares) ............       17,600      475,654
                                                                      ----------
                                                                         475,654
                                                                      ----------
 Switzerland - 0.53%
 AFG Arbonia-Forster .................................          200       86,700
                                                                      ----------
                                                                          86,700
                                                                      ----------
 United Kingdom - 5.93%
 Cable & Wireless plc ................................       48,000      381,889
 RMC Group ...........................................       20,000      353,222
 Redland .............................................       35,519      243,293
                                                                      ----------
                                                                         978,404
                                                                      ----------
Total Common Stock
 (cost $13,475,372) ..................................                15,021,632
                                                                      ----------

                                                       Principal
                                                         Amount
CURRENCY PUT OPTIONS - 3.54%
German Deutsche Marks 04/14/97
  (Strike Price 1.500)  ..........................     $2,070,000         43,263
Japanese Yen 11/08/96
  (Strike Price 102.65)  .........................      4,500,000        455,850
Japanese Yen 04/11/97
  (Strike Price 108.50)  .........................      1,100,000         55,660
Japanese Yen 06/23/97
  (Strike Price 109.00)  .........................        700,000         29,260
                                                                      ----------
Total Currency Put Options
  (cost $307,955)  ...............................                       584,033
                                                                      ----------

REPURCHASE AGREEMENTS - 4.11%
With Chase Manhattan Securities 5.50%
 11/01/96 (dated 10/31/96,
 to be repurchased at $212,032,
 collateralized by $213,000 U.S. Treasury
 Notes 5.50% due 11/15/98,
 market value of $216,667) .......................        212,000        212,000
With Prudential Securities 5.50%
 11/01/96 (dated 10/31/96,
 to be repurchased at $233,036,
 collateralized by $231,000 U.S. Treasury
 Notes 6.125% due 05/31/97,
 market value of $237,639) .......................        233,000        233,000

World Growth Fund
Statement of Net Assets (Continued)

                                                         Principal       Market
                                                           Amount        Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber Securities 5.52%
 11/01/96 (dated 10/31/96,
 to be repurchased at $233,036,
 collateralized by $237,000 U.S. Treasury
 Notes 5.875% due 10/31/98,
 market value of $237,747) .........................      $233,000   $   233,000
                                                                     -----------
Total Repurchase Agreements
 (cost $678,000)  ..................................                     678,000
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES -
 (cost $14,461,327) 98.75%  ....................................      16,283,665
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 1.25%  ...................................         206,208
                                                                     -----------
NET ASSETS APPLICABLE TO 1,338,201 SHARES
 ($.01 PAR VALUE OUTSTANDING) - 100.00% ........................     $16,489,873
                                                                     ===========


NET ASSET VALUE
 WORLD GROWTH FUND A CLASS
 ($14,886,310/1,201,042 shares)  .............................            $12.39
                                                                          ======
 (MAXIMUM OFFERING PRICE $12.39/.9525 = $13.01)
NET ASSET VALUE
 WORLD GROWTH FUND B CLASS
 ($1,208,143/104,484 shares)  .................................           $11.56
                                                                          ======
 (subject to a contingent deferred sales charge which
 varies from 1%-4% depending upon the holding period)
NET ASSET VALUE
 WORLD GROWTH FUND C CLASS
 ($112,085/9,681 shares)  ......................................          $11.58
                                                                          ======
 (subject to a contingent deferred sales charge
 of 1% depending upon the holding period)
NET ASSET VALUE
 WORLD GROWTH FUND INSTITUTIONAL CLASS
 ($283,335/22,994 shares)  .....................................          $12.32
                                                                          ======

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1996:
Common stock $.01 par value, 70,000,000 shares
 authorized to the World Growth Fund with 20,000,000
 shares allocated to the World Growth Fund A Class,
 20,000,000 shares allocated to the World Growth Fund
 B Class, 15,000,000 shares allocated to the World Growth
 Fund C Class and 15,000,000 shares allocated to the
 World Growth Fund Institutional Class .........................     $13,665,786
Accumulated undistributed:
 Net realized gain on investments and foreign currencies .......       1,006,754
 Net unrealized appreciation of investments
 and foreign currencies ........................................       1,817,333
                                                                     -----------
Total Net Assets ...............................................     $16,489,873
                                                                     ===========


----------
*Non-income producing security for the year ended October 31, 1996. ADR - American Depository Receipt

                             See accompanying notes

Delaware Group Adviser Funds, Inc.
New Pacific Fund
Statement of Net Assets
October 31, 1996

                                                          Number of     Market
                                                           Shares        Value
 COMMON STOCK - 81.74%
 Australia - 2.59%
 National Foods ..................................         88,300     $  108,349
 Pasminco Limited ................................         63,750         98,917
 Village Roadshow ................................         40,000        115,581
                                                                      ----------
                                                                         322,847
                                                                      ----------
 China - 3.00%
 China North Industries ..........................         76,000         34,200
*Huaneng Power International - ADR ...............          9,400        143,350
*WANT WANT HOLDINGS ..............................         80,000        196,800
                                                                      ----------
                                                                         374,350
                                                                      ----------
 Hong Kong - 18.98%
 Aeon Credit Service .............................        274,000         92,133
 CHAIFA HOLDINGS,LIMITED .........................        600,000        180,413
 China Apollo Holdings ...........................         88,000          7,512
 China Light & Power .............................         30,500        141,608
 China Overseas Land & Investment ................        462,000        171,779
 China Resources .................................        100,000        112,515
 China Travel International Investment Bank ......        530,000        164,505
*Continental Mariner Investment ..................        350,000         48,433
 Cosco Pacific Unlimited .........................        158,000        151,210
 ELEC & Eltek Int ................................         50,000        151,000
 Guangdong Electric Power ........................        180,000        124,543
*Guangshen Railway ...............................        349,000        129,764
 Guoco Group .....................................         28,000        148,106
 New World Development ...........................         24,000        139,674
 ORIENTAL PRESS GROUP ............................        442,000        234,368
 REGAL HOTEL INTERNATIONAL .......................        648,000        178,084
*Smartone Telecom ................................         48,000        102,427
 Winsor Industrial ...............................         98,000         22,813
*Winsor Properties Holdings ......................         49,000         67,173
                                                                      ----------
                                                                       2,368,060
                                                                      ----------
 India - 3.40%
 CESC Limited, GDR ...............................         18,000         31,500
 Crompton Greaves, GDR ...........................         12,000         52,020
*Industrial Credit & Investment, GDR .............         10,000         87,400
 Larsen & Toubro, GDR ............................          3,250         47,125
 Ranbaxy Laboratories, GDR .......................          5,000         90,000
*Southern Petrochemical, GDR .....................          4,000         16,000
*Southern Petrochemical 144A, GDR ................          2,000          8,000
 Steel Authority India, GDR ......................         11,000         92,125
                                                                      ----------
                                                                         424,170
                                                                      ----------
 Indonesia - 2.32%
 PT Bank Unum Nasional ...........................        150,000         86,935
 PT Panin Bank ...................................         78,750         78,604
 PT Sinar Mas Agro ...............................        146,000        100,287
 PT Supreme Cable Manufacturing ..................         26,500         23,891
                                                                      ----------
                                                                         289,717
                                                                      ----------
 Japan - 18.09%
 ADO Electronic Industry .........................          3,000         71,579
 Asatsu ..........................................          3,000        110,789
 Autobacs Seven ..................................          1,000         78,772
 Hitachi Limited .................................         10,000         88,596

Top 10 holdings in boldface.

New Pacific Fund
Statement of Net Assets (Continued)
                                                          Number of      Market
                                                            Shares        Value
COMMON STOCK (Continued)
Japan (Continued)
 Hitachi Zosen ...................................         19,000     $   92,667
 Inaba Denkisangyo ...............................          5,000        105,263
 JGC .............................................          4,000         42,105
 Japan Radio .....................................          9,000        120,000
 Kandenko ........................................          6,000         64,737
 Kawasaki ........................................         20,000         91,404
 Kirin Brewery ...................................          8,000         82,105
 Koito Manufacturing .............................          7,000         47,281
 Kyocera .........................................          1,000         65,877
 Mitsubishi Cable ................................         17,000         93,351
 Mitsubishi Estate ...............................          5,000         62,281
 Mitsubishi Motors ...............................         12,000         99,158
*Mitsui Mining ...................................         18,000         76,105
 NIFCO ...........................................          8,800         94,175
 Nippon Telegraph & Telephone ....................             11         76,711
 Nomura Securities ...............................          5,000         82,456
 Seven Eleven Japan ..............................          2,000        116,140
 Shimadzu ........................................          9,000         52,895
 Snow Brand Milk Products ........................          8,000         49,474
 Sony ............................................          1,300         77,886
 Sumitoma Osaka Cement ...........................         11,000         44,868
 Taisho Pharmaceutical ...........................          4,000         79,298
 Taiyo Yuden Limited .............................          8,000        103,158
 Tokyu Construction ..............................         23,000         88,368
                                                                      ----------
                                                                       2,257,499
                                                                      ----------
 Pakistan - 0.59%
*Pakistan Telecommunications, GDR ................            941         73,869
                                                                      ----------
                                                                          73,869
                                                                      ----------
 Philippines - 3.80%
*Belle ...........................................        475,000        126,522
 Picop Resources .................................        137,500         24,591
 Sime Darby Pilipinas ............................        140,000        165,145
 Union Bank of Philippines .......................        138,360        157,945
                                                                      ----------
                                                                         474,203
                                                                      ----------
 Singapore/Malaysia - 17.58%
 ACMA ............................................         28,800         63,796
 ACP Industries Berhad ...........................         21,500        141,235
 DCB Holdings Berhad .............................         41,000        140,344
 GADEK (MALAYSIA) BERHAD .........................         22,000        182,825
 IOI BERHAD ......................................        120,000        188,999
 Land & General Holdings .........................         74,000        161,061
 Leader Universal Holdings .......................         50,000        111,793
 MBF Capital-Berhad ..............................        118,000        162,501
 MBM RESOURCES BERHAD ............................         73,000        174,772
 Malaysian Industrial ............................         92,000        156,549
 MALAYSIAN RESOURCES .............................         50,000        191,927
 MULTI-PURPOSE HOLDINGS ..........................        112,000        191,468
 Rashid Hussain ..................................         12,000         75,030
 Sembawang .......................................         34,000        146,042
 United Overseas Land ............................         74,000        105,602
                                                                      ----------
                                                                       2,193,944
                                                                      ----------

                                                          Number of     Market
                                                           Shares        Value
COMMON STOCK (Continued)
 South Korea - 2.70%
 Daewoo Securities ...............................          1,180     $   23,707
 Han Wha .........................................          4,010         56,298
 Hyundai Construction ............................            860         25,100
 Korea Electric Power ............................            700         20,587
*Korea Housing Bank ..............................          1,800         34,638
*Korea Industrial Development ....................          1,320         19,970
 L.G. Electronics, GDR ...........................            408          1,897
 Samchully .......................................            639         52,203
 Samsung Display Devices .........................            700         44,055
 Samsung Electronics .............................            667         46,894
*Samsung Electronics, GDR ........................            336         11,014
 Shinsegae Department Store ......................              4            213
                                                                      ----------
                                                                         336,576
                                                                      ----------
 Taiwan - 1.28%
 Asia Cement, GDR ................................            250          5,375
 GVC, GDR ........................................         16,700        129,425
 Tung Ho Steel 144A, GDR .........................          2,666         25,331
                                                                      ----------
                                                                         160,131
                                                                      ----------
 Thailand - 7.41%
 Bank of Ayudhya .................................         26,600         76,113
*Dhipaya Insurance ...............................         20,900         63,899
*EMC Public Limited ..............................         33,500        129,341
 First Bangkok City Bank .........................         82,340         95,211
 First Bangkok City Bank plc .....................         16,660         19,264
 IFTCT Finance & Securities plc ..................         67,000        114,897
 Property Perfect Public .........................         21,000         33,337
 Singer Thailand .................................         21,200        130,464
 Thai Military Bank (local) ......................         59,494        137,588
 Thai Military Bank (foreign) ....................            506          1,170
 United Communication ............................         14,800        122,985
                                                                      ----------
                                                                         924,269
                                                                      ----------
 Total Common Stock
  (cost $10,986,855)  ............................                    10,199,635
                                                                      ----------

 PREFERRED STOCK - 0.47%
 Cho Sun Brewery-Preferred .......................          2,200         58,578
                                                                      ----------
 Total Preferred Stock
  (cost $61,277)  ................................                        58,578
                                                                      ----------

 INVESTMENT COMPANIES - 3.78%
*R.O.C. Taiwan Fund ..............................          6,300         61,425
*Taipei Fund .....................................             44        369,072
 Taiwan Fund .....................................          1,900         40,613
                                                                      ----------
 Total Investment Companies
  (cost $477,679)  ...............................                       471,110
                                                                      ----------

New Pacific Fund
Statement of Net Assets (Continued)
                                                            Warrants/    Market
                                                             Rights       Value
 WARRANTS & RIGHTS - 0.38%
*ACMA Warrants 7/24/01  ................................       7,200    $ 4,575
*China Travel International Investment
 Warrants 6/30/98  .....................................       6,400        588
*Daewoo Warrants 11/8/96 ...............................          11        825
*Far East Bank & Trust Rights 12/26/97 .................         995     21,505
*Jardine Strategic Holdings Warrants 5/2/98.............       6,375      1,849
*Nankai Warrants 12/2/97 ...............................          25        938
*Optec Warrants 2/8/00  ................................          20      8,875
*Oriental Press Group Warrants 10/2/98 .................      44,200      3,544
*United Overseas Land Warrants 5/28/01 .................       7,400      4,466
                                                                        -------
 Total Warrants & Rights
  (cost $62,081)  ......................................                 47,165
                                                                        -------

                                                          Principal
                                                            Amount
CONVERTIBLE BONDS - 2.28%
ACER 4.00% 06/10/01  ...............................      $ 10,000       26,250
MBL International Finance-Bermuda
 3.00% 11/30/02  ...................................       100,000      110,750
President Enterprises 0.00% 07/22/01 ...............        60,000       91,350
Yangming Marine Transport
 2.00% 10/06/01  ...................................        49,000       56,534
                                                                       --------
Total Convertible Bonds
 (cost $240,784)  ..................................                    284,884
                                                                       --------

REPURCHASE AGREEMENTS - 6.20%
With Chase Manhattan Securities 5.50%
 11/1/96 (dated 10/31/96,
 to be repurchased ar $242,037,
 collateralized by $242,000 U.S. Treasury
 Notes 5.50% due 11/15/98,
 market value $247,102)  ...........................       242,000      242,000
With Prudential Securities 5.50%
 11/1/96 (dated 10/31/96,
 to be repurchased ar $266,041,
 collateralized by $264,000 U.S. Treasury
 Notes 6.125% due 5/31/97,
 market value $271,404)  ...........................       266,000      266,000
With PaineWebber Securities 5.52%
 11/1/96 (dated 10/31/96,
 to be repurchased at $266,041
 collateralized by $271,000 U.S. Treasury
 Notes 5.875% due 10/31/98,
 market value $271,528)  ...........................       266,000      266,000
                                                                       --------
Total Repurchase Agreements
 (cost $774,000)  ..................................                    774,000
                                                                       --------

 TOTAL MARKET VALUE OF SECURITIES - 94.85%
  (cost $12,602,676)  ........................................      11,835,372
 RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 5.15%  ................................         642,506
                                                                   -----------
 NET ASSETS APPLICABLE TO 1,322,689 SHARES
  ($.01 PAR VALUE OUTSTANDING) - 100.00% .....................     $12,477,878
                                                                   ===========

                                                                        Market
                                                                         Value

NET ASSET VALUE -
NEW PACIFIC FUND A CLASS
($11,752,142/1,247,415 SHARES)  ..............................            $9.42
                                                                          =====
(MAXIMUM OFFERING PRICE $9.42/.9525 = $9.89)
  NET ASSET VALUE -
  NEW PACIFIC FUND B CLASS
  ($562,302/58,104 SHARES)  ..................................            $9.68
                                                                          =====
  (subject to a contingent deferred sales charge which
  varies from 1%-4% depending upon the holding period)
NET ASSET VALUE -
NEW PACIFIC FUND C CLASS
  ($44,007/4,637 SHARES)  ....................................            $9.49
                                                                          =====
  (subject to a contingent deferred sales charge
  of 1% depending upon the holding period)
NET ASSET VALUE -
NEW PACIFIC FUND INSTITUTIONAL CLASS
  ($119,427/12,533 SHARES)  ..................................            $9.53
                                                                          =====

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1996:
Common stock $.01 par value, 70,000,000 shares
  authorized to the New Pacific Fund with 20,000,000
  shares allocated to the New Pacific Fund A Class,
  20,000,000 shares allocated to the New Pacific Fund
  B Class, 15,000,000 shares allocated to the New Pacific
  Fund C Class and 15,000,000 shares allocated to the
  New Pacific Fund Institutional Class .......................     $ 13,125,829
Accumulated undistributed:
  Net realized gain on investments and foreign currencies ....          106,958
  Net unrealized depreciation of investments
    and foreign currencies ...................................         (754,909)
                                                                   ------------
Total Net Assets .............................................     $ 12,477,878
                                                                   ============
------------
*Non-income producing security for the year ended October 31, 1996.
ADR - American Depository Receipt
GDR - Global Depository Receipt
144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                             See accompanying notes

Delaware Group Adviser Funds, Inc.
Corporate Income Fund
Statement of Net Assets
October 31, 1996

                                                         Principal      Market
                                                           Amount        Value
CORPORATE BONDS - 81.05%
Banking, Finance & Insurance - 29.19%
American Express 8.50% 08/15/01 ....................      $200,000      $216,750
CIT Group Holdings 5.88% 10/15/08 ..................       250,000       230,000
Citicorp Notes 6.33% 01/05/06 ......................       200,000       191,250
Chrysler Finance 9.50% 12/15/99 ....................       400,000       436,000
Dow Capital 9.00% 05/15/10 .........................       155,000       177,669

Corporate Income Fund
Statement of Net Assets (Continued)

                                                        Principal       Market
                                                          Amount         Value
CORPORATE BONDS (Continued)
Banking, Finance & Insurance (Continued)
First Bank System 6.88% 09/15/07 .................     $  250,000     $  247,500
First Security 7.00% 07/15/05 ....................        250,000        249,062
Ford Motor Credit 7.25% 05/15/99 .................        340,000        348,500
General Electric Capital
 8.75% 05/21/07  .................................        400,000        459,500
Heller Financial 5.63% 03/15/00 ..................        100,000         97,875
International Lease Finance
 8.25% 01/15/00  .................................        250,000        263,437
John Deere Capital 8.63% 08/01/19 ................        100,000        110,000
Lehman Brothers Holdings
 8.88% 03/01/02  .................................        300,000        326,625
NationsBank 6.62% 01/15/98 .......................        220,000        221,925
PaineWebber Group 6.75% 02/01/06 .................        250,000        241,250
Smith Barney Holdings
 7.88% 10/01/99  .................................        100,000        104,250
Societe Generale-NY Notes
 7.40% 06/01/06  .................................        100,000        102,875
SouthTrust Bank of Birmingham
 7.69% 05/15/25  .................................        250,000        264,063
Tenneco Credit 9.63% 08/15/01 ....................        250,000        279,063
Transamerica Financial
 6.80% 03/15/99  .................................        150,000        152,063
Travelers 8.63% 02/01/07  ........................        120,000        134,100
Union Bank Switzerland
 7.25% 07/15/06  .................................        500,000        515,000
                                                                      ----------
                                                                       5,368,757
                                                                      ----------
Cable, Media & Publishing - 2.09%
Continental Cablevision
 11.00% 06/01/07  ................................        250,000        283,437
Viacom International 8.75% 05/15/01 ..............        100,000        100,250
                                                                      ----------
                                                                         383,687
                                                                      ----------
Energy - 5.08%
Occidental Petroleum 10.13% 09/15/09 .............        250,000        305,313
Pennzoil 10.13% 11/15/09  ........................        290,000        351,625
Phillips Petroleum 9.18% 09/15/21 ................        250,000        276,875
                                                                      ----------
                                                                         933,813
                                                                      ----------
Food, Beverage & Tobacco - 4.56%
Archer Daniels 8.88% 04/15/11 ....................        250,000        294,062
ConAgra 9.88% 11/15/05  ..........................        250,000        298,125
Nabisco 7.55% 06/15/15  ..........................        250,000        245,938
                                                                      ----------
                                                                         838,125
                                                                      ----------
Healthcare & Pharmaceuticals - 1.38%
Allegiance 7.30% 10/15/06 ........................        250,000        253,125
                                                                      ----------
                                                                         253,125
                                                                      ----------
Leisure, Lodging & Entertainment - 1.28%
Darden Restaurants 6.38% 02/01/06 ................        250,000        234,687
                                                                      ----------
                                                                         234,687
                                                                      ----------
Metals & Mining - 3.70%
Cyprus Amax Minerals 7.37% 05/15/07 ..............        250,000        253,750
Inco 9.60% 06/15/22  .............................        100,000        110,625
Newmont Gold 8.91% 01/05/09 ......................         96,551        104,516
Noranda 8.13% 06/15/04  ..........................        200,000        212,000
                                                                      ----------
                                                                         680,891
                                                                      ----------

                                                      Principal       Market
                                                        Amount         Value
CORPORATE BONDS (Continued)
Paper & Forest Products - 2.34%
Georgia-Pacific 9.13% 07/01/22 ...............      $   400,000      $   429,500
                                                                     -----------
                                                                         429,500
                                                                     -----------
Retail - 5.40%
Dayton Hudson 10.00% 01/01/11 ................          250,000          306,562
Federated Department Stores
 10.00% 02/15/01  ............................          100,000          108,875
Sears Roebuck 9.05% 02/06/12 .................          500,000          578,125
                                                                     -----------
                                                                         993,562
                                                                     -----------
Telecommunications - 5.60%
AT&T Capital 7.47% 05/11/05 ..................          250,000          256,250
Comsat 7.92% 03/20/07  .......................          250,000          262,500
GTE 9.38% 12/01/00  ..........................          100,000          110,125
GTE Hawaii 7.00% 02/01/06 ....................          400,000          401,500
                                                                     -----------
                                                                       1,030,375
                                                                     -----------
Transportation & Shipping - 9.74%
Burlington Northern Railroad
 6.94% 01/02/14  .............................          250,000          248,442
Federal Express 7.96% 03/28/17 ...............          250,000          253,125
NWA Trust 10.23% 06/21/14 ....................          240,769          273,875
Norfolk Southern 7.40% 09/15/06 ..............          500,000          521,875
United Air Lines 9.21% 01/21/17 ..............          450,000          493,325
                                                                     -----------
                                                                       1,790,642
                                                                     -----------
Utilities - 9.22%
Great Lakes Power 9.00% 08/01/04 .............          100,000          108,375
Old Dominion Electric 8.76% 12/01/22 .........          400,000          445,000
Pennsylvania Power & Light
 7.70% 10/01/09  .............................          200,000          211,000
Public Service Company of Colorado
 7.13% 06/01/06  .............................          250,000          254,063
Texas Gas Transmissions
 8.63% 04/01/04  .............................          100,000          109,375
Texas Utilities 7.37% 11/01/99 ...............          450,000          463,500
Utilicorp United 8.45% 11/15/99 ..............          100,000          105,250
                                                                     -----------
                                                                       1,696,563
                                                                     -----------
Miscellaneous - 1.47%
Service Company International
 8.38% 12/15/04  .............................          250,000          270,313
                                                                     -----------
                                                                         270,313
                                                                     -----------
Total Corporate Bonds
 (cost $14,553,931)  .........................                        14,904,040
                                                                     -----------

FOREIGN BONDS - 1.36%
Mexico - 1.36%
United Mexican States
 0.00% 08/06/01  .............................          250,000          250,000
                                                                     -----------
Total Foreign Bonds
 (cost $248,750)  ............................                           250,000
                                                                     -----------

Corporate Income Fund
Statement of Net Assets (Continued)

                                                        Principal      Market
                                                          Amount        Value
CORPORATE COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.39%
Green Tree Home Improvement
 7.35% 07/15/21 ..................................     $  250,000     $  255,606
                                                                      ----------
Total Corporate Collateralized Mortgage
 Obligations (cost $251,094) .....................                       255,606
                                                                      ----------

AGENCY OBLIGATIONS - 9.90%
Federal National Mortgage Association
 6.66% 12/01/05 ..................................        297,714        297,156
Federal National Mortgage Association
 0.00% 04/12/06 ..................................        600,000        505,944
Federal National Mortgage Association
 7.04% 07/01/06 ..................................        299,293        302,005
Federal National Mortgage Association
 7.15% 10/01/15 ..................................        244,468        241,870
Federal National Mortgage Association
 7.00% 10/01/25 ..................................        481,259        473,138
                                                                      ----------
Total Agency Obligations
 (cost $1,821,211) ...............................                     1,820,113
                                                                      ----------

U.S. TREASURY OBLIGATIONS - 4.22%
U.S. Treasury Note 7.00% 07/15/06 ................        350,000        365,733
U.S. Treasury Bond 6.00% 02/15/26 ................        450,000        410,823
                                                                      ----------
Total U.S. Treasury Obligations
 (cost $759,454) .................................                       776,556
                                                                      ----------

REPURCHASE AGREEMENTS - 0.27%
With Chase Manhattan Securities 5.50%
 11/01/96 (dated 10/31/96,
 to be repurchased at $15,002,
 collateralized by $15,000 U.S. Treasury
 Notes 5.50% due 11/15/98,
 market value $15,659) ...........................         15,000         15,000
With Prudential Securities 5.50%
 11/01/96 (dated 10/31/96,
 to be repurchased at $17,003,
 collateralized by $17,000 U.S. Treasury
 Notes 6.125% due 5/31/97,
 market value $17,175) ...........................         17,000         17,000
With PaineWebber Securities 5.52%
 11/01/96 (dated 10/31/96,
 to be repurchased at $17,003,
 collateralized by $17,000 U.S. Treasury
 Notes 5.875% due 10/31/98,
 market value $17,183) ...........................         17,000         17,000
                                                                      ----------
Total Repurchase Agreements
 (cost $49,000) ..................................                        49,000
                                                                      ----------

TOTAL MARKET VALUE OF SECURITIES - 98.19%
 (cost $17,683,440)  ........................................         18,055,315
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 1.81%  ................................            333,973
                                                                     -----------
NET ASSETS APPLICABLE TO 1,927,665 SHARES
 ($.01 PAR VALUE OUTSTANDING) - 100.00% .....................        $18,389,288
                                                                     ===========

                                                                         Market
                                                                          Value

NET ASSET VALUE -
 CORPORATE INCOME FUND A CLASS
 ($12,269,798/1,275,160 SHARES)  ............................            $ 9.62
                                                                         ======
(MAXIMUM OFFERING PRICE $9.62/.9525 = $10.10)
NET ASSET VALUE -
  CORPORATE INCOME FUND B CLASS
  ($196,181/18,961 SHARES)  .................................            $10.35
                                                                         ======
  (subject to a contingent deferred sales charge which
  varies from 1%-4% depending upon the holding period)
NET ASSET VALUE -
  CORPORATE INCOME FUND C CLASS
  ($70,915/6,864 SHARES) ...................................             $10.33
                                                                         ======
  (subject to a contingent deferred sales charge
  of 1% depending upon the holding period)
NET ASSET VALUE -
  CORPORATE INCOME FUND INSTITUTIONAL CLASS
  ($5,852,394/626,680 SHARES) ..............................             $ 9.34
                                                                         ======

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1996:
Common stock $.01 par value, 70,000,000 shares
  authorized to the Corporate Income Fund with 20,000,000
  shares allocated to the Corporate Income Fund A Class,
  20,000,000 shares allocated to the Corporate Income
  Fund B Class, 15,000,000 shares allocated to the Corporate
  Income Fund C Class and 15,000,000 shares allocated
  to the Corporate Income Fund Institutional Class ..........    $   18,536,303
Accumulated undistributed:
  Net realized loss on investments ..........................          (518,890)
  Net unrealized appreciation of investments ................           371,875
                                                                 --------------
Total Net Assets ............................................    $   18,389,288
                                                                 ==============
--------------

                             See accompanying notes

Delaware Group Adviser Funds, Inc.
Federal Bond Fund
Statement of Net Assets
October 31, 1996

                                                       Principal        Market
                                                        Amount           Value
U.S. TREASURY OBLIGATIONS - 39.76%
U.S. Treasury Note 5.13% 11/30/98 ..............      $  650,000      $  642,102
U.S. Treasury Note 6.50% 04/30/99 ..............         500,000         507,795
U.S. Treasury Note 6.88% 08/31/99 ..............         250,000         256,312
U.S. Treasury Note 6.50% 08/31/01 ..............       1,625,000       1,652,349
U.S. Treasury Note 7.00% 07/15/06 ..............         500,000         522,475
U.S. Treasury Bond 6.00% 02/15/26 ..............       1,350,000       1,232,469
                                                                      ----------
Total U.S. Treasury Obligations
 (cost $4,732,593) .............................                       4,813,502
                                                                      ----------

AGENCY OBLIGATIONS - 44.55%
Federal Home Loan Mortgage Corporation
 6.30% 04/08/99  ...............................       1,000,000       1,000,160
Federal Home Loan Mortgage Corporation
 7.30% 12/01/12  ...............................         296,239         299,757

Federal Bond Fund
Statement of Net Assets (Continued)
                                                         Principal      Market
                                                          Amount         Value


Federal Home Loan Mortgage Corporation
 7.50% 11/15/23  .................................     $  500,000     $  512,513
Federal National Mortgage Association Strip
 0.00% 12/20/01  .................................        500,000        495,905
Federal National Mortgage Association
 0.00% 04/12/06  .................................        400,000        337,296
Federal National Mortgage Association
 7.04% 07/01/06  .................................        199,528        201,337
Federal National Mortgage Association Strip
 0.00% 07/24/06  .................................      1,000,000        530,700
Federal National Mortgage Association
 7.50% 01/25/07  .................................        500,000        510,655
Federal National Mortgage Association
 6.00% 03/01/09  .................................        814,396        789,200
Federal National Mortgage Association
 7.15% 10/01/15  .................................        244,468        241,870
Federal National Mortgage Association
 7.00% 10/01/25  .................................        481,259        473,138
                                                                      ----------
Total Agency Obligations
 (cost $5,373,632)  ..............................                     5,392,531
                                                                      ----------

CORPORATE BONDS - 11.89%
Associates N.A. 9.13% 04/01/00 ...................        400,000        434,000
CIT Group Holdings 5.88% 10/15/08 ................        250,000        230,000
National Power Plc 7.13% 07/11/01 ................        250,000        253,750
Norfolk Southern 7.40% 09/15/06 ..................        500,000        521,875
                                                                      ----------
Total Corporate Bonds
 (cost $1,426,443)  ..............................                     1,439,625
                                                                      ----------

CORPORATE COLLATERALIZED MORTGAGE
 OBLIGATIONS - 2.11%
Green Tree Home Improvement
 7.35% 07/15/21  .................................        250,000        255,606
                                                                      ----------
Total Corporate Collateralized Mortgage
 Obligations (cost $251,093) .....................                       255,606
                                                                      ----------

REPURCHASE AGREEMENTS - 1.05%
With Chase Manhattan Securities 5.50%
 11/01/96 (dated 10/31/96,
 to be repurchased at $40,006,
 collateralized by $40,000 U.S. Treasury
 Notes 5.50% due 11/15/98,
 market value $40,585)  ..........................         40,000         40,000
With Prudential Securities 5.50%
 11/01/96 (dated 10/31/96,
 to be repurchased at $43,007,
 collateralized by $43,000 U.S. Treasury
 Notes 6.125% due 5/31/97,
 market value $44,513)  ..........................         43,000         43,000

                                                         Principal      Market
                                                          Amount         Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber Securities 5.52%
 11/01/96 (dated 10/31/96,
 to be repurchased at $44,007,
 collateralized by $44,000 U.S. Treasury
 Notes 5.875% due 10/31/98,
 market value $44,534)  ............................      $ 44,000     $ 44,000
                                                                       --------
Total Repurchase Agreements
 (cost $127,000)  ..................................                    127,000
                                                                       --------

TOTAL MARKET VALUE OF SECURITIES - 99.36%
 (cost $11,910,761)  ..........................................      12,028,264
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 0.64%  ..................................          77,007
                                                                   ------------
NET ASSETS APPLICABLE TO 1,258,661 SHARES
 ($.01 PAR VALUE OUTSTANDING) - 100.00% .......................    $ 12,105,271
                                                                   ============

NET ASSET VALUE -
  FEDERAL BOND FUND A CLASS
 ($11,418,983/1,189,371 SHARES)  ............................            $ 9.60
                                                                         ======
 (MAXIMUM OFFERING PRICE $9.60/.9525 = $10.08)
NET ASSET VALUE -
 FEDERAL BOND FUND B CLASS
 ($567,888/56,418 SHARES) ....................................           $10.07
                                                                         ======
 (subject to a contingent deferred sales charge which
 varies from 1%-4% depending upon the holding period)
NET ASSET VALUE -
 FEDERAL BOND FUND C CLASS
 ($12,612/1,237 SHARES)  ......................................          $10.20
                                                                         ======
 (subject to a contingent deferred sales charge
 of 1% depending upon the holding period)
NET ASSET VALUE -
 FEDERAL BOND FUND INSTITUTIONAL CLASS
 ($105,788/11,635 SHARES) .....................................          $ 9.09
                                                                         ======

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1996:
Common stock $.01 par value, 70,000,000 shares
 authorized to the Federal Bond Fund with 20,000,000
 shares allocated to the Federal Bond Fund A Class,
 20,000,000 shares allocated to the Federal Bond Fund
 B Class, 15,000,000 shares allocated to the Federal Bond
 Fund C Class and 15,000,000 shares allocated to the
 Federal Bond Fund Institutional Class ........................    $ 12,444,127
Accumulated undistributed:
 Net realized loss on investments .............................        (456,359)
 Net unrealized appreciation of investments ...................         117,503
                                                                   ------------
Total Net Assets ..............................................    $ 12,105,271
                                                                   ============
----------

                                 See accompanying notes

Delaware Group Adviser Funds, Inc.
Statements of Operations
Year Ended October 31, 1996

                                                       U.S.      World      New      Corporate   Federal
                                         Enterprise   Growth    Growth    Pacific     Income      Bond
                                           Fund        Fund      Fund      Fund        Fund       Fund
                                      ------------  ---------  --------  ---------  -----------  ---------
INVESTMENT INCOME:
Interest..............................  $  56,091   $ 73,823   $ 30,872   $14,363   $1,212,542   $761,384
Dividends (net of withholding taxes)..     91,537    154,914    181,320   158,890       --            --
                                         --------   --------    -------   -------    ---------   --------
                                          147,628    228,737    212,192   173,253    1,212,542    761,384
                                         --------   --------    -------   --------   ---------    -------

EXPENSES:
Management fees.......................   210,155     154,309    167,584   116,131       48,958     34,787
Custodian fees........................    41,209      40,714     56,248    81,833       39,058     38,486
Dividend disbursing and transfer
  agent fees and expenses.............    60,110      45,599     42,459    36,281       33,419     19,065
Distribution expense..................    78,468      54,665     57,128    43,691       42,090     41,087
Federal and state registration fees...    39,684      37,989     30,685    31,790       36,475     34,222
Reports and statements to shareholders.   34,596      32,424     27,524    19,888       19,506     19,660
Professional fees......................   14,564      10,190      6,487     6,190       16,018     16,179
Directors' fees........................    3,120       3,701      3,067     3,674        3,070      3,269
Taxes (other than taxes on income).....    1,469       1,724      1,524     1,524        1,424      1,299
Amortization of organization expenses..    2,064       1,599      1,998     1,892        2,035      2,123
Other..................................    9,905      16,390     10,561       535       15,281     12,360
                                         -------    --------    -------    -------     -------    -------
                                         495,344     399,304    405,265   343,429      257,334     222,537
Less expenses waived by manager.......    22,095      16,950    119,590   115,928       68,369      78,467
                                         -------    --------    -------   -------      -------     -------
                                         473,249     382,354    285,675   227,501      188,965     144,070
                                         -------    --------    -------   -------      -------     -------
NET INVESTMENT INCOME (LOSS)..........  (325,621)   (153,617)   (73,483)  (54,248)   1,023,577     617,314
                                         -------    --------    -------   -------    ---------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investment transactions.............  2,677,337   3,956,760  1,318,274   478,809       20,020    (169,368)
 Foreign currencies..................      --          --       (11,718)  211,001          --         --
                                      ---------   ----------  ---------   -------      -------      -------
  Net realized gain (loss)...........  2,677,337   3,956,760  1,306,556   689,810       20,020    (169,368)
Net unrealized appreciation
 (depreciation) of investments
 and foreign currencies during the
 year................................  2,338,469  (1,322,583)    34,912   269,109     (185,462)    (32,850)
                                       ---------   ----------  ---------   -------     --------      -------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES..............  5,015,806   2,634,177  1,341,468   958,919     (165,442)   (202,218)
                                       ---------   ---------  ---------   -------     ---------   --------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS  ..................  $4,690,185  $2,480,560 $1,267,985  $904,671    $ 858,135    $415,096
                                      ==========  ========== ==========  ========    =========    ========


                             See accompanying notes

Delaware Group Adviser Funds, Inc.
Statements of Changes in Net Assets

                                                      Enterprise Fund          U.S. Growth Fund              World Growth Fund
                                                      ----------------       -------------------             -----------------
                                                         Year Ended                Year Ended                   Year Ended
                                                        October 31,               October 31,                   October 31,
                                                   1996           1995        1996            1995          1996            1995
                                                -----------     ---------   ----------     ----------     ---------      ----------
OPERATIONS:
Net investment income (loss) ................  $  (325,621)   $  (127,474  $  (153,617)   $  (127,175)   $   (73,483)   $    (4,785)
Net realized gain (loss) on investments
 and foreign currencies .....................    2,677,337        952,012    3,956,760       (476,502)     1,306,556        (56,010)
Net change in unrealized appreciation
 (depreciation) on investments, foreign
 currency forward currency contracts,
 futures and other assets ...................    2,338,469      2,165,537   (1,322,583)     3,893,441         34,912        631,558
                                               -----------    -----------  -----------    -----------    -----------    -----------
Net increase (decrease) in net assets
  resulting from operations .................    4,690,185      2,990,075    2,480,560      3,289,764      1,267,985        570,763
                                               -----------    -----------  -----------    -----------    -----------    -----------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
 A Class .....................................        --             --           --             --          (26,689)        (9,506)
 B Class .....................................        --             --           --             --           (2,249)        (1,209)
 C Class .....................................        --             --           --             --              (93)          (104)
 Institutional Class .........................        --             --           --             --              (10)          (263)

Net realized gain from security transactions:
 A Class .....................................        --             --           --             --             --             --
 B Class .....................................        --             --           --             --             --             --
 C Class .....................................        --             --           --             --             --             --
 Institutional Class .........................        --             --           --             --             --             --
                                               -----------    -----------   -----------    -----------    -----------    -----------
                                                         0              0             0              0        (29,041)      (11,082)
                                               -----------    -----------   -----------    -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 A Class ..................................      2,275,881      1,624,685     1,369,974        551,988      1,232,465       933,753
 B Class ..................................        795,312        854,499       366,669        276,925        255,022       672,282
 C Class ..................................         38,507         17,046        41,965         21,207         75,221        17,206
 Institutional Class ......................      3,105,531      3,416,787     5,978,904      3,303,266        422,003       116,640
Net asset value of shares issued upon
 reinvestment of dividends from net
 realized gain on security transactions:
 A Class ..................................             0               0             0              0         26,515         9,471
 B Class ..................................             0               0             0              0          2,156         1,192
 C Class ..................................             0               0             0              0             93           104
 Institutional Class ......................             0               0             0              0             10           262
                                               ----------     -----------   -----------    -----------    -----------    -----------
                                                6,215,231       5,913,017     7,757,512      4,153,386      2,013,485     1,750,910
                                               ----------     -----------   -----------    -----------    -----------    -----------

Cost of shares repurchased:
 A Class ..................................    (1,082,040)       (292,832)     (405,142)       (63,231)      (544,997)     (143,637)
 B Class ..................................      (626,025)        (73,731)     (199,197)        (8,494)      (313,741)      (67,664)
 C Class ..................................       (38,554)         (6,965)      (19,270)        (2,435)        (9,744)      (14,973)
 Institutional Class ......................      (715,737)        (98,099)   (1,616,507)      (892,235)      (298,223)      (27,631)
                                              ------------    ------------  ------------   ------------   ------------  ------------
                                               (2,462,356)       (471,627)   (2,240,116)      (966,395)    (1,166,705)     (253,905)
                                              ------------    ------------  ------------   ------------   ------------  ------------
Increase (decrease) in assets derived
 from capital share transactions .........      3,752,875       5,441,390     5,517,396      3,186,991        846,780     1,497,005
                                             ------------    ------------  ------------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS ....      8,443,060       8,431,465     7,997,956      6,476,755      2,085,724     2,056,686

NET ASSETS:
Beginning of year ........................     20,043,205      11,611,740    18,987,288     12,510,533     14,404,149    12,347,463
                                             ------------    ------------  ------------   ------------   ------------  ------------
End of year ..............................   $ 28,486,265    $ 20,043,205  $ 26,985,244   $ 18,987,288   $ 16,489,873  $ 14,404,149
                                             ============    ============  ============   ============   ============  ============

Undistributed net investment income (loss)   $          0    $          0  $          0   $          0   $          0  $     28,952
                                             ============    ============  ============   ============   ============  ============


                                                  New Pacific Fund        Corporate Income Fund            Federal Bond Fund
                                                    ----------------       -------------------             -----------------

                                                       Year Ended                Year Ended                   Year Ended
                                                      October 31,               October 31,                   October 31,
                                                  1996          1995        1996            1995          1996            1995
                                              -----------     ---------   ----------     ----------     ---------      ----------


OPERATIONS:
Net investment income (loss) .............. $   (54,248)   $   (68,480)   $ 1,023,577    $   896,150    $   617,314    $   683,071
Net realized gain (loss) on investments and
 foreign currencies .......................     689,810       (388,609)        20,020        104,351       (169,368)       315,265
Net change in unrealized appreciation
 (depreciation) on investments, foreign
 currency forward currency contracts,
 futures and other assets .................     269,109     (1,231,855)      (185,462)     1,219,589        (32,850)       453,575
                                            -----------    -----------    -----------    -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from operations ................     904,671     (1,688,944)       858,135      2,220,090        415,096      1,451,911
                                            -----------    -----------    -----------    -----------    -----------    -----------

DISTRIBUTION TO SHAREHOLDERS FROM:
 Net investment income:
 A Class ..................................     (11,516)          --         (718,871)      (633,907)      (603,847)      (620,799)
 B Class ..................................        (518)          --          (17,832)       (24,234)       (16,564)       (19,661)
 C Class ..................................         (16)          --           (1,624)          (604)          (738)          (224)
 Institutional Class ......................          (5)          --         (287,769)      (236,120)        (5,449)       (51,430)

Net realized gain from security
 transactions:
 A Class ..................................        --         (316,289)          --             --             --             --
 B Class ..................................        --          (15,095)          --             --             --             --
 C Class ..................................        --             (342)          --             --             --             --
 Institutional Class ......................        --           (1,631)          --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------    -----------
                                                (12,055)      (333,357)     1,026,096)      (894,865)      (626,598)      (692,114)
                                            -----------    -----------    -----------    -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 A Class...................................   1,193,031        793,387        305,376        236,627         48,548        124,019
 B Class...................................     159,517        345,285         81,050         99,507        262,721         36,391
 C Class...................................      31,250          8,907         63,666          4,556          3,700         14,219
 Institutional Class.......................     226,105         25,647      3,648,730      2,785,489        155,011        711,902
Net asset value of shares issued upon
 reinvestment of dividends from net
 realized gain on security transactions:
 A Class...................................      11,472        315,456        708,496        628,474        600,991        617,698
 B Class...................................         495         14,514         16,283         22,994         14,743         16,613
 C Class...................................          16            342          1,623             61            724            223
 Institutional Class.......................           5          1,631        292,853        236,120          5,449         51,430
                                             ----------     ----------     ----------     ----------     ----------     ----------
                                              1,621,891      1,505,169      5,118,077      4,013,828      1,091,887      1,572,495
                                             ----------     ----------     ----------     ----------     ----------     ----------
Cost of shares repurchased:
 A Class...................................    (668,487)      (167,228)      (105,817)       (62,774)       (70,780)       (52,127)
 B Class...................................    (203,256)      (127,921)      (256,466)        (6,742)        (5,294)        (6,424)
 C Class...................................      (4,910)        (2,436)          (747)        (9,951)        (6,151)       (49,646)
 Institutional Class.......................    (166,392)        (4,175)    (1,785,656)      (827,213)    (1,047,866)      (169,910)
                                             ----------     ----------     ----------     ----------     ----------     ----------
                                             (1,043,045)      (301,760)    (2,148,686)      (906,680)    (1,130,091)      (278,107)
                                             ----------     ----------     ----------     ----------     ----------     ----------
Increase (decrease) in assets derived from
 capital share transactions................     578,846      1,203,409      2,969,391      3,107,148        (38,204)     1,294,388
                                             ----------     ----------     ----------     ----------      ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS.....    1,471,462       (818,892)     2,801,430      4,432,373       (249,706)     2,054,185

NET ASSETS:
Beginning of year.........................   11,006,416     11,825,308     15,587,858     11,155,485     12,354,977     10,300,792
                                             ----------     ----------     ----------     ----------     ----------     ----------
End of year...............................  $12,477,878    $11,006,416    $18,389,288    $15,587,858    $12,105,271    $12,354,977
                                            ===========    ===========    ===========    ===========    ===========    ===========
Undistributed net investment income (loss)  $         0    $    (9,219)   $         0    $     2,057    $         0    $     5,468
                                            ===========    ===========    ===========    ===========    ===========    ===========

                             See accompanying notes

Delaware Group Adviser Funds, Inc.
Notes to Financial Statements
October 31, 1996

The Delaware Group Adviser Funds, Inc. ("The Company"), is registered as a diversified open-end Investment Company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland corporation. The Delaware Group Adviser Funds, Inc. currently issues six separate series of shares (each referred to as a "Fund" or collectively as the "Funds") Enterprise Fund, U.S. Growth Fund, World Growth Fund, New Pacific Fund, Corporate Income Fund and Federal Bond Fund. Each Fund offers four classes of shares.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by each of the
Funds:

Securities Valuation - Securities listed on a national exchange are valued at the last quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded are valued at the mean of the last quoted bid and asked prices. Securities not listed on a national exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sale price before the time when the Fund is valued. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities are valued on the basis of prices provided by independent pricing services. Money Market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value.

Federal Income Taxes - Each Fund intends to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no federal income tax provision is required in the financial statements.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregated daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Funds' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses and gains (losses) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currencies - The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 pm EST. Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Transactions - Certain portfolios may enter into futures contracts subject to certain limitations. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities, and that a portfolio could lose more than the original margin deposit required to initiate a futures transaction.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

Organization costs are amortized over a five year period beginning on the date of commencement of operations. The balance of organization costs at October 31, 1996 were $4,306, $3,336, $4,161, $3,941, $4,243 and $4,427 for the Enterprise Fund, U.S. Growth Fund, World Growth Fund, New Pacific Fund, Corporate Income Fund and Federal Bond Fund, respectively.

Certain Fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of each Fund's average net assets.

2. Investment Management and Distribution Agreements
In accordance with the terms of the Investment Management Agreement, the Fund's pay Delaware Management Company, Inc. (DMC), the investment manager of each fund a monthly fee based upon each Fund's average daily net assets at the following annual rates:

Enterprise Fund...............................            .80%
U.S. Growth Fund..............................            .70%
World Growth Fund.............................           1.10%
New Pacific Fund..............................            .80%
Corporate Income Fund.........................            .30%
Federal Bond Fund.............................            .30%

DMC has entered into sub-advisory agreements with Lynch & Mayer, Inc.
with respect to the management of the Enterprise Fund and U.S. Growth Fund, with Walter Scott & Partners Limited with respect to the management of the World Growth Fund, with John Govett & Company Limited with respect to the management of the New Pacific Fund, and with Lincoln Investment Management, Inc. with respect to the management of the Corporate Income Fund and Federal Bond Fund. The sub-advisers receive sub-advisory fees from the Manager for their services calculated in accordance with the schedule set forth below. The Funds do not pay any fees to the sub-advisers:

Enterprise Fund...............................      50% on the first
                                                    $150 million and
                                                      .35% on assets
                                                   over $150 million
U.S. Growth Fund..............................                  .40%
World Growth Fund.............................                  .80%
New Pacific Fund..............................                  .50%
Corporate Income Fund.........................                  .30%
Federal Bond Fund.............................                  .30%

The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund to the extent necessary to ensure that the annual operating expenses exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses exceed
1.50% of average net assets for the Enterprise Fund, the U.S. Growth Fund, the World Growth Fund, and the New Pacific Fund, and .90% of average net assets for the Corporate Income Fund and the Federal Bond Fund for each class through October 31, 1996. At October 31, 1996, the Enterprise Fund, the
U.S. Growth Fund, the World Growth Fund and the New Pacific Fund had liabilities for investment management fees and other expenses payable to DMC for $49,571, $39,131, $33,462 and $10,159, respectively.

On May 3, 1996 DMC, a wholly owned subsidiary of Lincoln National Corporation became the investment manager of the Funds. Additionally, on May 3, 1996, the sub-advisory agreement for the U.S. Growth Fund was terminated with Provident Investment Council. Effective May 3, 1996 a new sub-advisory agreement with Lynch & Mayer, Inc., a wholly owned subsidiary of Lincoln National Corporation, was approved by shareholders of the U.S. Growth Fund. For the period from November 1, 1995 through May 3, 1996, Lincoln Investment Management, Inc. (LIM) served as the Fund's investment manager. In return for these services LIM earned the same management fee payable to DMC on each fund with the exception of the New Pacific Fund. LIM earned a monthly fee of 1.10% based upon the average daily net assets of the New Pacific Fund.

Pursuant to the Distribution Agreement, each Fund pays Delaware Distributors L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee of .30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class and the C Class. No distribution expenses are paid by the Institutional Class. At October 31, 1996 the Enterprise Fund, the U.S. Growth Fund, the World Growth Fund, the New Pacific Fund, the Corporate Income Fund and the Federal Bond Fund had liabilities for distribution fees and other expenses payable to DDLP for $7,345, $6,799, $6,815, $6,634, $6,607 and $6,116, respectively. For the period from November 1, 1995 through May 3, 1996 each Fund paid DDLP an annual fee of .35% of the average daily net assets of the A class.

Each of the Funds have engaged Delaware Service Co., Inc. (DSC), an affiliate of DMC to serve as dividend disbursing and transfer agent for the Fund. For the year ended October 31, 1996 the amount expensed for these services were $60,110, $45,599, $42,459, $36,281, $33,419 and $19,065 for
the Enterprise Fund, the U.S. Growth Fund, the World Growth Fund, the New Pacific Fund, the Corporate Income Fund and the Federal Bond Fund, respectively. Effective August 19, 1996, each Fund engaged DSC to provide accounting services. At October 31, 1996, the Enterprise Fund, the U.S. Growth Fund, the World Growth Fund, the New Pacific Fund, the Corporate Income Fund and the Federal Bond Fund had liabilities for such fees and other expenses payable to DSC for $4,760, $2,991, $2,827, $2,130, $1,834 and $1,008, respectively.

Certain officers of DMC are officers, directors and/or employees of each Fund. These officers, directors and employees are paid no compensation by each Fund.

3. Investments
For the year ended October 31, 1996 each Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                      Purchases            Sales
                                     ----------         -----------
 Enterprise Fund.................    $25,034,183        $21,787,838
 U.S. Growth Fund................     25,034,183         21,787,838
 World Growth Fund...............      4,667,414          4,469,576
 New Pacific Fund................     18,985,868         18,865,708
 Corporate Income Fund...........      7,309,902          3,809,363
 Federal Bond Fund...............      5,454,800          1,767,630

Investment securities based on cost for federal income tax purposes at October 31, 1996, are as follows:

                            Enterprise        U.S. Growth        World Growth
                               Fund              Fund                Fund
                            ----------        -----------        ------------

Cost of Investments        $22,983,126        $23,366,334         $14,461,327
Aggregated unrealized
 appreciation.........       6,307,811          4,120,126           3,105,234
Aggregated unrealized
 depreciation.........        (759,283)          (405,639)         (1,282,896)
Market value of
 investments..........      28,531,654         27,080,821          16,283,665


                            New Pacific         Corporate        Federal Bond
                               Fund            Income Fund           Fund
                            -----------        -----------       ------------
Cost of Investments..      $12,602,676        $17,683,440         $11,910,761
Aggregated unrealized
 appreciation.........         807,396            511,592             163,988
Aggregated unrealized
 depreciation.........      (1,574,700)          (139,717)            (46,485)
Market value of
 investments..........      11,835,372         18,055,315          12,028,264


For federal income tax purposes, the Fund had accumulated capital losses at October 31, 1996 of $518,890 for the Corporate Income Fund and $456,359 for the Federal Bond Fund which may be carried forward and applied against future capital gains. The capital loss carryover for the Corporate Income Fund expires in 2002. The capital loss carryover for the Federal Bond Fund expires as follows: $286,991 - 2002 and $169,368 - 2003.

4. Capital Stock
    Transactions in capital stock shares were as follows:

                                                     Enterprise Fund                      U.S. Growth Fund
                                            -----------------------------------     ----------------------------------
                                                       Year Ended                             Year Ended
                                            October 31, 1996   October 31, 1995     October 31, 1996  October 31, 1995
                                            ----------------   ----------------     ----------------  ----------------

Shares sold:
 A Class............................             182,506            165,155              105,330            52,639
 B Class............................              58,416             81,179               29,115            26,729
 C Class............................               2,813              1,660                3,225             1,865
 Institutional Class................             265,237            308,608              458,645           307,706

Shares issued upon reinvestment of
 dividends from net investment
 income and net realized gains
 from security transactions:
 A Class............................                __                  __                    __                __
 B Class............................                __                  __                    __                __
 C Class............................                __                  __                    __                __
 Institutional Class................                __                  __                    __                __
                                               ---------          ---------           ----------        ----------
                                                 508,972            556,602              596,315           388,939
                                               ---------          ---------           ----------        ----------
Shares repurchased:
 A Class............................             (83,533)           (28,541)             (30,815)           (5,890)
 B Class............................             (45,008)            (7,295)             (15,662)             (829)
 C Class............................              (2,754)              (637)              (1,448)             (232)
 Institutional Class................             (60,648)            (9,614)            (126,549)          (81,517)
                                               ---------          ---------           ----------        ----------
                                                (191,943)           (46,087)            (174,474)          (88,468)

Net Increase.......................              317,029            510,515              421,841           300,471
                                               =========          =========           ==========        ==========


                                                   World Growth Fund                       New Pacific Fund
                                            ------------------------------------    ---------------------------------
                                                       Year Ended                             Year Ended
                                            October 31, 1996    October 31, 1995    October 31, 1996  October 31, 1995
                                            ----------------    ----------------    ----------------  ----------------
Shares sold:
 A Class............................            102,429              87,908              126,895           88,098
 B Class............................             22,652              66,883               16,203           36,512
 C Class............................              6,554               1,735                3,204            1,031
 Institutional Class................             34,323              10,800               23,242            2,883

Shares issued upon reinvestment of dividends
 from net investment income and net realized
 gains from security transactions:
 A Class............................              2,274                 895                1,188           33,992
 B Class............................                197                 123                   50            1,505
 C Class............................                  9                  11                    2               37
 Institutional Class................                  1                  25                    1              176
                                              ---------           ---------           ----------       ----------
                                                168,439             168,380              170,785          164,234
                                              ---------           ---------           ----------       ----------
Shares repurchased:
 A Class............................            (45,169)            (13,283)             (69,123)         (18,925)
 B Class............................            (28,774)             (6,937)             (21,797)         (14,072)
 C Class............................               (881)             (1,466)                (549)            (271)
 Institutional Class................            (25,402)             (2,532)             (17,836)            (494)
                                              ---------           ---------           ----------       ----------
                                               (100,226)            (24,218)            (109,305)         (33,762)

Net Increase.......................              68,213             144,162               61,480          130,472
                                              =========           =========           ==========       ==========

                                                   Corporate Income Fund                  Federal Bond Fund
                                          --------------------------------------    ----------------------------------
                                                       Year Ended                              Year Ended
                                          October 31, 1996      October 31, 1995    October 31, 1996  October 31, 1995
                                          ----------------      ----------------    ----------------  ----------------

Shares sold:
  A Class..........................             32,118                 25,773              5,073            13,148
  B Class..........................              7,873                 10,034             26,258             3,642
  C Class..........................              6,328                    445                356             1,394
Institutional Class................            393,897                307,225             16,707            75,898

Shares issued upon reinvestment of dividends
  from net investment income and net realized
  gains from security transactions:
  A Class..........................             73,998                 67,335             62,600            65,220
  B Class..........................              1,585                  2,352              1,469             1,698
  C Class..........................                160                      6                 71                22
  Institutional Class..............             31,592                 26,256                568             5,547
                                             ---------              ---------         ----------        ----------
                                               547,551                439,426            113,102           166,569
                                             ---------              ---------         ----------        ----------

Shares repurchased:
  A Class..........................            (11,043)                (6,735)            (7,195)           (5,486)
  B Class..........................            (25,116)                  (677)              (518)             (634)
  C Class..........................                (72)                (1,004)              (606)           (5,071)
  Institutional Class..............           (189,008)               (90,608)          (107,611)          (18,066)
                                             ---------              ---------         ----------        ----------
                                              (225,239)               (99,024)          (115,930)          (29,257)

Net Increase (Decrease)............            322,312                340,402             (2,828)          137,312
                                             =========              =========         ==========        ==========

5. Foreign Currency Forward Contracts
The following currency forward contracts were outstanding October 31, 1996:

                           Contract to Deliver        In Exchange For     Settlement Date           Unrealized Gain
                          ------------------------    ---------------     ---------------           ---------------

   New Pacific Fund       152,010,000 Japanese Yen      $1,350,000             11/7/96                   $15,611


6. Concentration of Risk
Like any investment in securities, the value of the portfolio securities may be subject to risk of loss from market, currency, economic and political factors which occur in the countries where the Funds are invested.

The Corporate Income Fund and Federal Bond Fund invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if it has been paid.

The New Pacific Fund may invest 10% of its total net assets in illiquid securities which include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities have been denoted in the Statement of Net Assets.

7. Futures Contracts
The following futures contracts were outstanding October 31, 1996:

                                     Contract                  Number of Contracts       Market Value        Unrealized Loss
                             ---------------------------       -------------------       ------------        ---------------
    Enterprise Fund          MidCap 400 Future Dec. 1996                 34               $4,148,850           ($76,361)


8. Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Enterprise Fund A Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended         Dec. 3, 1993(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $11.28            $ 9.20            $10.00

Income from investment operations:
 Net investment income (loss)......................          (0.16)            (0.08)            (0.08)
 Net realized and unrealized gain (loss) from
  security transactions............................           2.47              2.16             (0.71)
                                                           -------            ------            ------
 Net increase (decrease) in net assets from
  investment operations............................           2.31              2.08             (0.79)
                                                            ------            ------            ------
Less dividends and distributions:
 Dividends from net investment income..............             --                --             (0.01)
 Distributions from net realized gain on
  security transactions............................             --                --                --
                                                            ------            ------            ------
 Total dividends and distributions.................           0.00              0.00             (0.01)
                                                           -------            ------            ------
Net asset value, end of period.....................         $13.59            $11.28           $ 9.20
                                                           =======            ======            ======
Total Return(2)....................................         20.37%            22.72%            (7.91%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........        $18,826           $14,508           $10,579
 Ratio of expenses to average net assets ..........          1.82%             1.85%             1.85%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          1.90%             2.42%             3.10%
 Ratio of net investment loss to average net assets         (1.26%)           (0.83%)           (1.01%)
 Ratio of net investment loss to average net assets
  prior to expense limitation......................         (1.34%)           (1.40%)           (2.26%)
 Portfolio turnover................................            92%              106%              120%
 Average commission rate paid......................        $0.0505              N/A              N/A

                                                                    Enterprise Fund B Class
                                                      -----------------------------------------------------
                                                      For the Year     For the Year       For the Period
                                                          Ended           Ended        April 14, 1994(1) to
                                                      Oct. 31, 1996    Oct. 31, 1995      Oct. 31, 1994
                                                      --------------   -------------    -------------------
Net asset value, beginning of period...............        $11.96           $ 9.81            $10.00

Income from investment operations:
 Net investment income (loss)......................         (0.26)           (0.12)            (0.04)
 Net realized and unrealized gain (loss) from
  security transactions............................          2.64             2.27             (0.15)
                                                           ------           ------            ------
 Net increase (decrease) in net assets from
  investment operations............................          2.38             2.15             (0.19)
                                                           ------           ------            ------
Less dividends and distributions:
 Dividends from net investment income..............            --               --                --
 Distributions from net realized gain on
  security transactions............................            --               --                --
                                                           ------           ------            ------
 Total dividends and distributions.................          0.00             0.00              0.00
                                                           ------           ------            ------
Net asset value, end of period.....................        $14.34           $11.96            $ 9.81
                                                           ======           ======            ======
Total Return(2)....................................        19.90%           21.92%            (1.91%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........        $2,365           $1,811              $761
 Ratio of expenses to average net assets ..........         2.50%            2.50%             2.50%
 Ratio of expenses to average net assets prior to
  expense limitation...............................         2.58%            3.07%             3.76%
 Ratio of net investment loss to average net assets        (1.94%)          (1.50%)           (1.53%)
 Ratio of net investment loss to average net assets
   prior to expense limitation......................       (2.02%)          (2.07%)           (2.79%)
 Portfolio turnover.................................          92%             106%              120%
 Average commission rate paid.......................      $0.0505            N/A                N/A

------------------------------
(1) Date of initial public offering; ratios have been annualized.
(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

                                                                     Enterprise Fund C Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended         May 10, 1994(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $12.21            $10.02            $10.00

Income from investment operations:
 Net investment income (loss)......................          (0.25)            (0.15)            (0.05)
 Net realized and unrealized gain (loss) from
  security transactions............................           2.65              2.34              0.07
                                                           -------            ------            ------
 Net increase (decrease) in net assets from
  investment operations............................           2.40              2.19              0.02
                                                            ------            ------            ------
Less dividends and distributions:
 Dividends from net investment income..............             --                --                --
 Distributions from net realized gain on
  security transactions............................             --                --                --
                                                            ------            ------            ------
 Total dividends and distributions.................           0.00              0.00              0.00
                                                           -------            ------            ------
Net asset value, end of period.....................         $14.61            $12.21            $10.02
                                                           =======            ======            ======
Total Return(2)....................................         19.57%            21.86%             0.23%
 Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........            $70               $58               $37
 Ratio of expenses to average net assets ..........          2.50%             2.50%             2.50%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          2.58%             3.07%             3.75%
 Ratio of net investment loss to average net assets         (1.94%)           (1.49%)           (1.53%)
 Ratio of net investment loss to average net assets
  prior to expense limitation......................         (2.02%)           (2.06%)           (2.78%)
 Portfolio turnover................................            92%              106%              120%
 Average commission rate paid......................        $0.0505              N/A              N/A

                                                               Enterprise Fund Institutional Class
                                                      -----------------------------------------------------
                                                      For the Year     For the Year       For the Period
                                                          Ended           Ended         Feb. 3, 1994(1) to
                                                      Oct. 31, 1996    Oct. 31, 1995      Oct. 31, 1994
                                                      --------------   -------------    -------------------
Net asset value, beginning of period...............        $11.30           $ 9.23            $10.44

Income from investment operations:
 Net investment income (loss)......................         (0.12)           (0.02)            (0.02)
 Net realized and unrealized gain (loss) from
  security transactions............................          2.48             2.09             (1.19)
                                                           ------           ------            ------
 Net increase (decrease) in net assets from
  investment operations............................          2.36             2.07             (1.21)
                                                           ------           ------            ------
Less dividends and distributions:
 Dividends from net investment income..............            --               --                --
 Distributions from net realized gain on
  security transactions............................            --               --                --
                                                           ------           ------            ------
 Total dividends and distributions.................          0.00             0.00              0.00
                                                           ------           ------            ------
Net asset value, end of period.....................        $13.66           $11.30            $ 9.23
                                                           ======           ======            ======
Total Return(2)....................................        20.80%           22.43%           (11.61%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........        $7,225           $3,666              $234
 Ratio of expenses to average net assets ..........         1.50%            1.53%             1.50%
 Ratio of expenses to average net assets prior to
  expense limitation...............................         1.58%            2.07%             2.75%
 Ratio of net investment loss to average net assets        (0.94%)          (0.60%)           (0.63%)
 Ratio of net investment loss to average net assets
   prior to expense limitation......................       (1.02%)          (1.14%)           (1.88%)
 Portfolio turnover.................................          92%             106%              120%
 Average commission rate paid.......................      $0.0505            N/A                N/A

------------------------------
(1) Date of initial public offering; ratios have been annualized.
(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

                                                                   U.S. Growth Fund A Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended         Dec. 3, 1993(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $12.43            $10.21            $10.00

Income from investment operations:
 Net investment income (loss)......................          (0.09)            (0.09)            (0.04)
 Net realized and unrealized gain (loss) from
  security transactions............................           1.48              2.31              0.26
                                                           -------            ------            ------
 Net increase (decrease) in net assets from
  investment operations............................           1.39              2.22              0.22
                                                            ------            ------            ------
Less dividends and distributions:
 Dividends from net investment income..............             --                --             (0.01)
 Distributions from net realized gain on
  security transactions............................             --                --                --
                                                            ------            ------            ------
 Total dividends and distributions.................           0.00              0.00             (0.01)
                                                           -------            ------            ------
Net asset value, end of period.....................         $13.82            $12.43            $10.21
                                                           =======            ======            ======
Total Return(2)....................................         11.18%            21.74%             2.18%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........        $16,118           $13,574           $10,669
 Ratio of expenses to average net assets ..........          1.80%             1.85%             1.85%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          1.88%             2.18%             2.94%
 Ratio of net investment loss to average net assets         (0.77%)           (0.88%)           (0.51%)
 Ratio of net investment loss to average net assets
  prior to expense limitation......................         (0.85%)           (1.21%)           (1.60%)
 Portfolio turnover rate...........................           131%               58%               66%
 Average commission rate paid......................        $0.0519              N/A              N/A

                                                                    U.S. Growth Fund B Class
                                                      -----------------------------------------------------
                                                      For the Year     For the Year       For the Period
                                                          Ended           Ended        March 29, 1994(1) to
                                                      Oct. 31, 1996    Oct. 31, 1995      Oct. 31, 1994
                                                      --------------   -------------    -------------------
Net asset value, beginning of period...............        $12.33           $10.19            $10.00

Income from investment operations:
 Net investment income (loss)......................         (0.17)           (0.14)            (0.03)
 Net realized and unrealized gain (loss) from
  security transactions............................          1.45             2.28              0.22
                                                           ------           ------            ------
 Net increase (decrease) in net assets from
  investment operations............................          1.28             2.14              0.19
                                                           ------           ------            ------
Less dividends and distributions:
 Dividends from net investment income..............            --               --                --
 Distributions from net realized gain on
  security transactions............................            --               --                --
                                                           ------           ------            ------
 Total dividends and distributions.................          0.00             0.00              0.00
                                                           ------           ------            ------
Net asset value, end of period.....................        $13.61           $12.33            $10.19
                                                           ======           ======            ======
Total Return(2)....................................        10.38%           21.00%             1.90%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........          $809             $567              $204
 Ratio of expenses to average net assets ..........         2.48%            2.50%             2.50%
 Ratio of expenses to average net assets prior to
  expense limitation...............................         2.56%            2.83%             3.60%
 Ratio of net investment loss to average net assets        (1.45%)          (1.57%)           (1.26%)
 Ratio of net investment loss to average net assets
   prior to expense limitation......................       (1.53%)          (1.90%)           (2.36%)
 Portfolio turnover rate............................         131%              58%               66%
 Average commission rate paid.......................      $0.0519            N/A                N/A

------------------------------
(1) Date of initial public offering; ratios have been annualized.
(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

                                                                   U.S. Growth Fund C Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended         May 23, 1994(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $12.85            $10.62            $10.00

Income from investment operations:
 Net investment income (loss)......................          (0.16)            (0.10)            (0.03)
 Net realized and unrealized gain (loss) from
  security transactions............................           1.49              2.33              0.65
                                                           -------            ------            ------
 Net increase (decrease) in net assets from
  investment operations............................           1.33              2.23              0.62
                                                            ------            ------            ------
Less dividends and distributions:
 Dividends from net investment income..............             --                --                --
 Distributions from net realized gain on
  security transactions............................             --                --                --
                                                            ------            ------            ------
 Total dividends and distributions.................           0.00              0.00              0.00
                                                           -------            ------            ------
Net asset value, end of period.....................         $14.18            $12.85            $10.62
                                                           =======            ======            ======
Total Return(2)....................................         10.35%             21.00%             6.17%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........            $55               $27                $5
 Ratio of expenses to average net assets ..........          2.48%             2.50%             2.50%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          2.56%             2.82%             3.54%
 Ratio of net investment loss to average net assets         (1.45%)           (1.61%)           (1.09%)
 Ratio of net investment loss to average net assets
  prior to expense limitation......................         (1.53%)           (1.93%)           (2.13%)
 Portfolio turnover rate...........................           131%               58%               66%
 Average commission rate paid......................        $0.0519              N/A              N/A

                                                               U.S. Growth Fund Institutional Class
                                                      -----------------------------------------------------
                                                      For the Year     For the Year       For the Period
                                                          Ended           Ended         Feb. 3, 1994(1) to
                                                      Oct. 31, 1996    Oct. 31, 1995      Oct. 31, 1994
                                                      --------------   -------------    -------------------
Net asset value, beginning of period...............        $12.50           $10.23            $10.52

Income from investment operations:
 Net investment income (loss)......................         (0.05)           (0.05)            (0.01)
 Net realized and unrealized gain (loss) from
  security transactions............................          1.49             2.32             (0.28)
                                                           ------           ------            ------
 Net increase (decrease) in net assets from
  investment operations............................          1.44             2.27             (0.29)
                                                           ------           ------            ------
Less dividends and distributions:
 Dividends from net investment income..............            --               --                --
 Distributions from net realized gain on
  security transactions............................            --               --                --
                                                           ------           ------            ------
 Total dividends and distributions.................          0.00             0.00              0.00
                                                           ------           ------            ------
Net asset value, end of period.....................        $13.94           $12.50            $10.23
                                                           ======           ======            ======
Total Return(2)....................................        11.52%           22.19%             2.78%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........       $10,003           $4,819            $1,630
 Ratio of expenses to average net assets ..........         1.48%            1.50%             1.50%
 Ratio of expenses to average net assets prior to
  expense limitation...............................         1.56%            1.83%             2.60%
 Ratio of net investment loss to average net assets        (0.45%)          (0.59%)           (0.27%)
 Ratio of net investment loss to average net assets
   prior to expense limitation......................       (0.53%)          (0.92%)           (1.37%)
 Portfolio turnover rate............................         131%              58%               66%
 Average commission rate paid.......................      $0.0519            N/A                N/A

------------------------------
(1) Date of initial public offering; ratios have been annualized.
(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

                                                                     World Growth Fund A Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended         Dec. 3, 1993(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $11.40            $11.00            $10.00

Income from investment operations:
 Net investment income (loss)......................          (0.06)             0.01              0.02
 Net realized and unrealized gain (loss) from
  security transactions............................           1.07              0.40              1.01
                                                           -------            ------            ------
 Total from investment operations..................           1.01              0.41              1.03
                                                            ------            ------            ------
Less dividends and distributions:
 Dividends from net investment income..............          (0.02)            (0.01)            (0.03)
 Distributions from net realized gain on
  security transactions............................             --                --                --
                                                            ------            ------            ------
 Total dividends and distributions.................          (0.02)            (0.01)            (0.03)
                                                           -------            ------            ------
Net asset value, end of period.....................         $12.39            $11.40            $11.00
                                                           =======            ======            ======
Total Return(2)....................................          8.90%             3.81%            10.25%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........        $14,886           $13,018           $11,721
 Ratio of expenses to average net assets ..........          1.82%             1.85%             1.85%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          2.60%             2.96%             3.56%
 Ratio of net investment income (loss) to average
  net assets ......................................         (0.51%)            0.00%             0.25%
 Ratio of net investment income (loss) to average
  net assets prior to expense limitation...........         (1.29%)            1.11%             1.96%
 Portfolio turnover rate...........................            21%                9%                6%
 Average commission rate paid......................        $0.0448              N/A              N/A

                                                                   World Growth Fund B Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended        March 29, 1994(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $10.71           $10.40            $10.00

Income from investment operations:
 Net investment income (loss)......................          (0.06)           (0.02)              --
 Net realized and unrealized gain (loss) from
  security transactions............................            .93             0.35              0.43
                                                           -------           ------            ------
 Total from investment operations..................           0.87             0.33              0.43
                                                            ------           ------            ------
Less dividends and distributions:
 Dividends from net investment income..............          (0.02)           (0.02)            (0.03)
 Distributions from net realized gain on
  security transactions............................             --               --                --
                                                            ------           ------            ------
 Total dividends and distributions.................          (0.02)           (0.02)            (0.03)
                                                           -------           ------            ------
Net asset value, end of period.....................         $11.56           $10.71            $10.40
                                                           =======           ======            ======
Total Return(2)....................................          8.16%            3.19%             4.28%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........         $1,208           $1,183              $523
 Ratio of expenses to average net assets ..........          2.50%            2.50%             2.50%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          3.28%            3.61%             4.22%
 Ratio of net investment income (loss) to average
  income assets....................................         (1.19%)          (0.57%)           (0.37%)
 Ratio of net investment income (loss) to average
  net assets prior to expense limitation...........        (1.97%)           (1.68%)            2.09%
 Portfolio turnover rate...........................            21%               9%                6%
 Average commission rate paid......................        $0.0448             N/A              N/A

------------------------------
(1) Date of initial public offering; ratios have been annualized.
(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

                                                                     World Growth Fund C Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended         May 10, 1994(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $10.73            $10.43            $10.00

Income from investment operations:
 Net investment income (loss)......................          (0.06)            (0.06)             0.01
 Net realized and unrealized gain (loss) from
  security transactions............................           0.93              0.39              0.44
                                                           -------            ------            ------
 Total from investment operations..................           0.87              0.33              0.45
                                                            ------            ------            ------
Less dividends and distributions:
 Dividends from net investment income..............          (0.02)            (0.03)            (0.02)
 Distributions from net realized gain on
  security transactions............................             --                --                --
                                                            ------            ------            ------
 Total dividends and distributions.................          (0.02)            (0.03)            (0.02)
                                                           -------            ------            ------
Net asset value, end of period.....................         $11.58            $10.73            $10.43
                                                           =======            ======            ======
Total Return(2)....................................          8.15%             3.16%             4.45%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........           $112               $43               $38
 Ratio of expenses to average net assets ..........          2.50%             2.50%             2.50%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          3.28%             3.61%             4.23%
 Ratio of net investment income (loss) to average
  net assets ......................................         (1.19%)           (0.62%)             0.16%
 Ratio of net investment income (loss) to average
  net assets prior to expense limitation...........         (1.97%)           (1.73%)            (1.57%)
 Portfolio turnover rate...........................            21%                9%                6%
 Average commission rate paid......................        $0.0448              N/A              N/A

                                                               World Growth Fund Institutional Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended        Feb. 3, 1994(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $11.44           $11.02            $10.50

Income from investment operations:
 Net investment income (loss)......................          (0.06)            0.04              0.04
 Net realized and unrealized gain (loss) from
  security transactions............................           0.96             0.41              0.52
                                                           -------           ------            ------
 Total from investment operations..................           0.90             0.45              0.56
                                                            ------           ------            ------
Less dividends and distributions:
 Dividends from net investment income..............          (0.02)           (0.03)            (0.04)
 Distributions from net realized gain on
  security transactions............................             --               --                --
                                                            ------           ------            ------
 Total dividends and distributions.................          (0.02)           (0.03)            (0.04)
                                                           -------           ------            ------
Net asset value, end of period.....................         $12.32           $11.44            $11.02
                                                           =======           ======            ======
Total Return(2)....................................          7.91%            4.22%             5.26%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........           $284             $161               $63
 Ratio of expenses to average net assets ..........          1.50%            1.50%             1.50%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          2.28%            2.61%             3.21%
 Ratio of net investment income (loss) to average
  net assets ......................................         (0.19%)           0.40%             0.76%
 Ratio of net investment income (loss) to average
  net assets prior to expense limitation...........        (0.97%)           (0.71%)           (0.95%)
 Portfolio turnover rate...........................            21%               9%                6%
 Average commission rate paid......................        $0.0448             N/A              N/A

------------------------------
(1) Date of initial public offering; ratios have been annualized.
(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

                                                                     New Pacific Fund A Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended         Dec. 3, 1993(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $ 8.71            $10.44            $10.00

Income from investment operations:
 Net investment income (loss)......................          (0.05)            (0.05)            (0.02)
 Net realized and unrealized gain (loss) on
  security transactions............................           0.77             (1.39)             0.47
                                                           -------            ------            ------
 Total from investment operations..................           0.72             (1.44)             0.45
                                                            ------            ------            ------
Less dividends and distributions:
 Dividends from net investment income..............          (0.01)               --            (0.01)
 Distributions from net realized gain on
  security transactions............................             --             (0.29)                --
                                                            ------            ------            ------
 Total dividends and distributions.................          (0.01)            (0.29)            (0.01)
                                                           -------            ------            ------
Net asset value, end of period.....................         $ 9.42            $ 8.71            $10.44
                                                           =======            ======            ======
Total Return(2)....................................          8.26%           (13.99%)            4.53%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........        $11,752           $10,353           $11,333
 Ratio of expenses to average net assets ..........          1.82%             1.85%             1.85%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          2.77%             3.73%             3.66%
 Ratio of net investment income (loss) to average
  net assets ......................................          1.17%            (0.60%)           (0.21%)
 Ratio of net investment income (loss) to average
  net assets prior to expense limitation...........          0.22%            (2.48%)           (2.02%)
 Portfolio turnover rate...........................           163%              163%              104%
 Average commission rate paid......................        $0.0118              N/A              N/A

                                                                   New Pacific Fund B Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended        March 29, 1994(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $ 9.01           $10.86            $10.00

Income from investment operations:
 Net investment income (loss)......................          (0.05)           (0.10)            (0.03)
 Net realized and unrealized gain (loss) on
  security transactions............................           0.73            (1.46)             0.89
                                                           -------           ------            ------
 Total from investment operations..................           0.68            (1.56)             0.86
                                                            ------           ------            ------
Less dividends and distributions:
 Dividends from net investment income..............          (0.01)              --                --
 Distributions from net realized gain on
  security transactions............................             --            (0.29)               --
                                                            ------           ------            ------
 Total dividends and distributions.................          (0.01)           (0.29)             0.00
                                                           -------           ------            ------
Net asset value, end of period.....................         $ 9.68           $ 9.01            $10.86
                                                           =======           ======            ======
Total Return(2)....................................          7.54%          (14.56%)            8.58%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........           $562             $573              $431
 Ratio of expenses to average net assets ..........          2.50%            2.50%             2.50%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          3.45%            4.38%             4.32%
 Ratio of net investment income (loss) to average
  net assets ......................................          0.49%           (1.20%)           (0.88%)
 Ratio of net investment income (loss) to average
  net assets prior to expense limitation...........         (0.46%)          (3.08%)           (2.70%)
 Portfolio turnover rate...........................           163%             163%              104%
 Average commission rate paid......................        $0.0118             N/A               N/A

------------------------------
(1) Date of initial public offering; ratios have been annualized.
(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

                                                                     New Pacific Fund C Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended         July 7, 1994(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $ 8.83            $10.66            $10.00

Income from investment operations:
 Net investment income (loss)......................          (0.05)            (0.08)            (0.02)
 Net realized and unrealized gain (loss) on
  security transactions............................           0.72             (1.46)             0.68
                                                           -------            ------            ------
 Total from investment operations..................           0.67             (1.54)             0.66
                                                            ------            ------            ------
Less dividends and distributions:
 Dividends from net investment income..............          (0.01)               --                --
 Distributions from net realized gain on
  security transactions............................             --             (0.29)               --
                                                            ------            ------            ------
 Total dividends and distributions.................          (0.01)            (0.29)             0.00
                                                           -------            ------            ------
Net asset value, end of period.....................         $ 9.49            $ 8.83            $10.66
                                                           =======            ======            ======
Total Return(2)....................................          7.58%           (14.57%)            6.55%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........            $44               $17               $12
 Ratio of expenses to average net assets ..........          2.50%             2.50%             2.50%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          3.45%             4.38%             4.31%
 Ratio of net investment income (loss) to average
  net assets ......................................          0.49%            (1.02%)           (0.83%)
 Ratio of net investment income (loss) to average
  net assets prior to expense limitation...........         (0.46%)           (2.90%)           (2.64%)
 Portfolio turnover rate...........................           163%              163%              104%
 Average commission rate paid......................        $0.0118              N/A              N/A

                                                                New Pacific Fund Institutional Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended        Feb. 3, 1994(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $ 8.77           $10.48            $11.14

Income from investment operations:
 Net investment income (loss)......................          (0.05)           (0.01)             0.01
 Net realized and unrealized gain (loss) on
  security transactions............................           0.82            (1.41)            (0.67)
                                                           -------           ------            ------
 Total from investment operations..................           0.77            (1.42)            (0.66)
                                                            ------           ------            ------
Less dividends and distributions:
 Dividends from net investment income..............          (0.01)              --                --
 Distributions from net realized gain on
  security transactions............................             --            (0.29)               --
                                                            ------           ------            ------
 Total dividends and distributions.................          (0.01)           (0.29)             0.00
                                                           -------           ------            ------
Net asset value, end of period.....................         $ 9.53           $ 8.77            $10.48
                                                           =======           ======            ======
Total Return(2)....................................          8.77%          (13.65%)           (5.98%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........           $119              $62               $47
 Ratio of expenses to average net assets ..........          1.50%            1.50%             1.50%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          2.45%            3.38%             3.31%
 Ratio of net investment income (loss) to average
  net assets ......................................          1.49%           (0.16%)            0.23%
 Ratio of net investment income (loss) to average
  net assets prior to expense limitation...........          0.54%          (2.04%)           (1.58%)
 Portfolio turnover rate...........................           163%             163%              104%
 Average commission rate paid......................        $0.0118             N/A               N/A

------------------------------
(1) Date of initial public offering; ratios have been annualized.
(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

                                                                   Corporate Income Fund A Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended         Dec. 3, 1993(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $ 9.76            $ 8.80           $10.00

Income from investment operations:
 Net investment income (loss)......................           0.59              0.61             0.51
 Net realized and unrealized gain (loss) on
  security transactions............................          (0.14)             0.91            (1.20)
                                                           -------            ------            ------
 Total from investment operations..................           0.45              1.52            (0.69)
                                                            ------            ------            ------
Less dividends and distributions:
 Dividends from net investment income..............          (0.59)            (0.56)           (0.51)
 Distributions from net realized gain on
  security transactions............................             --                --                --
                                                            ------            ------            ------
 Total dividends and distributions.................          (0.59)            (0.56)            (0.51)
                                                           -------            ------            ------
Net asset value, end of period.....................         $ 9.62            $ 9.76            $ 8.80
                                                           =======            ======            ======
Total Return(2)....................................          4.81%            17.71%            (7.06%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........        $12,270           $11,518            $9,620
 Ratio of expenses to average net assets ..........          1.23%             1.25%             1.25%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          1.65%             1.87%             2.55%
 Ratio of net investment income to average
  net assets ......................................          6.20%             6.64%             6.04%
 Ratio of net investment income to average
  net assets prior to expense limitation...........          5.78%             6.02%             4.74%
 Portfolio turnover rate...........................            68%              119%              185%

                                                                 Corporate Income Fund B Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended         May 11, 1994(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $10.45           $ 9.73            $10.00

Income from investment operations:
 Net investment income (loss)......................           0.52             0.66              0.29
 Net realized and unrealized gain (loss) on
  security transactions............................          (0.10)            0.91             (0.28)
                                                           -------           ------            ------
 Total from investment operations..................           0.42             1.57              0.01
                                                            ------           ------            ------
Less dividends and distributions:
 Dividends from net investment income..............          (0.52)           (0.85)            (0.28)
 Distributions from net realized gain on
  security transactions............................             --               --               --
                                                            ------           ------            ------
 Total dividends and distributions.................          (0.52)           (0.85)            (0.28)
                                                           -------           ------            ------
Net asset value, end of period.....................         $10.35           $10.45            $ 9.73
                                                           =======           ======            ======
Total Return(2)....................................          4.16%           17.05%             0.11%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........           $196             $362              $222
 Ratio of expenses to average net assets ..........          1.90%            1.90%             1.90%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          2.32%            2.52%             3.21%
 Ratio of net investment income to average
  net assets ......................................          5.53%            5.97%             5.94%
 Ratio of net investment income to average
  net assets prior to expense limitation...........          5.11%            5.35%             4.63%
 Portfolio turnover rate...........................            68%             119%              185%

------------------------------
(1) Date of initial public offering; ratios have been annualized.
(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

                                                                   Corporate Income Fund C Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended         Sept. 14, 1994(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $10.44            $ 9.80           $10.00

Income from investment operations:
 Net investment income (loss)......................           0.52              0.18             0.08
 Net realized and unrealized gain (loss) on
  security transactions............................          (0.11)             1.33            (0.19)
                                                           -------            ------            ------
 Total from investment operations..................           0.41              1.51            (0.11)
                                                            ------            ------            ------
Less dividends and distributions:
 Dividends from net investment income..............          (0.52)            (0.87)           (0.09)
 Distributions from net realized gain on
  security transactions............................             --                --                --
                                                            ------            ------            ------
 Total dividends and distributions.................          (0.52)            (0.87)            (0.09)
                                                           -------            ------            ------
Net asset value, end of period.....................         $10.33            $10.44            $ 9.80
                                                           =======            ======            ======
Total Return(2)....................................          4.06%            16.23%            (1.00%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........            $71                $5                $9
 Ratio of expenses to average net assets ..........          1.90%             1.90%             1.85%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          2.32%             2.52%             3.17%
 Ratio of net investment income to average
  net assets ......................................          5.53%             5.75%             5.91%
 Ratio of net investment income to average
  net assets prior to expense limitation...........          5.11%             5.13%             4.59%
 Portfolio turnover rate...........................            68%              119%              185%

                                                             Corporate Income Fund Institutional Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended         Feb. 3, 1994(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $ 9.49           $ 8.84            $ 9.98

Income from investment operations:
 Net investment income (loss)......................           0.62             0.73              0.41
 Net realized and unrealized gain (loss) on
  security transactions............................          (0.15)            0.78             (1.12)
                                                           -------           ------            ------
 Total from investment operations..................           0.47             1.51             (0.71)
                                                            ------           ------            ------
Less dividends and distributions:
 Dividends from net investment income..............          (0.62)           (0.86)            (0.43)
 Distributions from net realized gain on
  security transactions............................             --               --               --
                                                            ------           ------            ------
 Total dividends and distributions.................          (0.62)           (0.86)            (0.43)
                                                           -------           ------            ------
Net asset value, end of period.....................         $ 9.34           $ 9.49            $ 8.84
                                                           =======           ======            ======
Total Return(2)....................................          5.19%           18.27%            (7.21%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........         $5,852           $3,704            $1,302
 Ratio of expenses to average net assets ..........          0.90%            0.90%             0.90%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          1.32%            1.52%             2.20%
 Ratio of net investment income to average
  net assets ......................................          6.53%            6.95%             6.88%
 Ratio of net investment income to average
  net assets prior to expense limitation...........          6.11%            6.33%             5.58%
 Portfolio turnover rate...........................            68%             119%              185%

------------------------------
(1) Date of initial public offering; ratios have been annualized.
(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

                                                                     Federal Bond Fund A Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended         Dec. 3, 1993(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $ 9.80            $ 9.15           $10.00

Income from investment operations:
 Net investment income (loss)......................           0.52              0.57             0.38
 Net realized and unrealized gain (loss) on
  security transactions............................          (0.20)             0.65            (0.86)
                                                           -------            ------            ------
 Total from investment operations..................           0.32              1.22            (0.48)
                                                            ------            ------            ------
Less dividends and distributions:
 Dividends from net investment income..............          (0.52)            (0.57)           (0.37)
 Distributions from net realized gain on
  security transactions............................             --                --                --
                                                            ------            ------            ------
 Total dividends and distributions.................          (0.52)            (0.57)            (0.37)
                                                           -------            ------            ------
Net asset value, end of period.....................         $ 9.60            $ 9.80            $ 9.15
                                                           =======            ======            ======
Total Return(2)....................................          3.43%            13.72%            (4.93%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........        $11,419           $11,062            $9,658
 Ratio of expenses to average net assets ..........          1.23%             1.25%             1.25%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          1.91%             2.06%             2.58%
 Ratio of net investment income to average
  net assets ......................................          5.33%             6.07%             4.38%
 Ratio of net investment income to average
  net assets prior to expense limitation...........          4.65%             5.26%             3.05%
 Portfolio turnover rate...........................           196%              227%              366%

                                                                   Federal Bond Fund B Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended         July 27, 1994(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $10.25           $ 9.78            $10.00

Income from investment operations:
 Net investment income (loss)......................           0.45             0.57              0.12
 Net realized and unrealized gain (loss) on
  security transactions............................          (0.18)            0.65             (0.23)
                                                           -------           ------            ------
 Total from investment operations..................           0.27             1.22             (0.11)
                                                            ------           ------            ------
Less dividends and distributions:
 Dividends from net investment income..............          (0.45)           (0.75)            (0.11)
 Distributions from net realized gain on
  security transactions............................             --               --               --
                                                            ------           ------            ------
 Total dividends and distributions.................          (0.45)           (0.75)            (0.11)
                                                           -------           ------            ------
Net asset value, end of period.....................         $10.07           $10.25            $ 9.78
                                                           =======           ======            ======
Total Return(2)....................................          2.76%           13.09%            (1.11%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........           $568             $299              $239
 Ratio of expenses to average net assets ..........          1.90%            1.90%             1.90%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          2.58%            2.71%             3.22%
 Ratio of net investment income to average
  net assets ......................................          4.66%            5.43%             4.87%
 Ratio of net investment income to average
  net assets prior to expense limitation...........          3.98%            4.62%             3.55%
 Portfolio turnover rate...........................           196%             227%              366%

------------------------------
(1) Date of initial public offering; ratios have been annualized.
(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

                                                                    Federal Bond Fund C Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended         July 7, 1994(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $10.38            $ 9.79           $10.00

Income from investment operations:
 Net investment income (loss)......................           0.45              0.63             0.15
 Net realized and unrealized gain (loss) on
  security transactions............................          (0.18)             0.47            (0.22)
                                                           -------            ------            ------
 Total from investment operations..................           0.27              1.10            (0.07)
                                                            ------            ------            ------
Less dividends and distributions:
 Dividends from net investment income..............          (0.45)            (0.51)           (0.14)
 Distributions from net realized gain on
  security transactions............................             --                --                --
                                                            ------            ------            ------
 Total dividends and distributions.................          (0.45)            (0.51)            (0.14)
                                                           -------            ------            ------
Net asset value, end of period.....................         $10.20            $10.38            $ 9.79
                                                           =======            ======            ======
Total Return(2)....................................          2.74%            11.59%            (0.72%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........            $12               $15               $49
 Ratio of expenses to average net assets ..........          1.90%             1.85%             1.90%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          2.58%             2.70%             3.22%
 Ratio of net investment income to average
  net assets ......................................          4.66%             4.73%             4.71%
 Ratio of net investment income to average
  net assets prior to expense limitation...........          3.98%             3.88%             3.39%
 Portfolio turnover rate...........................           196%              227%              366%

                                                              Federal Bond Fund Institutional Class
                                                       ----------------------------------------------------
                                                        For the Year      For the Year      For the Period
                                                           Ended            Ended         Feb. 3, 1994(1) to
                                                       Oct. 31, 1996    Oct. 31, 1995       Oct. 31, 1994
                                                       -------------    --------------    ------------------
Net asset value, beginning of period...............         $ 9.60           $ 9.15            $10.00

Income from investment operations:
 Net investment income (loss)......................           0.55             0.69              0.33
 Net realized and unrealized gain (loss) on
  security transactions............................          (0.51)            0.54             (0.85)
                                                           -------           ------            ------
 Total from investment operations..................           0.04             1.23             (0.52)
                                                            ------           ------            ------
Less dividends and distributions:
 Dividends from net investment income..............          (0.55)           (0.78)            (0.33)
 Distributions from net realized gain on
  security transactions............................             --               --               --
                                                            ------           ------            ------
 Total dividends and distributions.................          (0.55)           (0.78)            (0.33)
                                                           -------           ------            ------
Net asset value, end of period.....................         $ 9.09           $ 9.60            $ 9.15
                                                           =======           ======            ======
Total Return(2)....................................          0.60%           14.15%            (5.17%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted)...........           $106             $979              $353
 Ratio of expenses to average net assets ..........          0.90%            0.90%             0.90%
 Ratio of expenses to average net assets prior to
  expense limitation...............................          1.58%            1.71%             2.23%
 Ratio of net investment income to average
  net assets ......................................          5.66%            6.39%             5.57%
 Ratio of net investment income to average
  net assets prior to expense limitation...........          4.98%            5.58%             4.24%
 Portfolio turnover rate...........................           196%             227%              366%

------------------------------
(1) Date of initial public offering; ratios have been annualized.
(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of the Delaware Group Adviser Funds, Inc.:

We have audited the accompanying statements of net assets of the Delaware Group Adviser Funds, Inc., (the Fund) consisting of the Enterprise Fund, the U.S. Growth Fund, the World Growth Fund, the New Pacific Fund, the Corporate Income Fund and the Federal Bond Fund as of October 31, 1996, and the related statements of operations for the year then ended, changes in net assets for the two years in the period then ended and the financial highlights appearing in note 8 for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising the Delaware Group Adviser Funds, Inc. as of October 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 20, 1996

A Report on the Adviser Funds, Inc. Annual Meeting

An annual meeting of shareholders was held on May 4, 1996. The matters submitted to a vote of shareholders were the election of directors, the approval of a new investment management agreement and a new sub-advisory agreement and the ratification of the selection of Coppers & Lybrand LLP as independent auditors of the Fund. Whenever there is a change in control of an investment manager, the Investment Company Act of 1940 requires shareholders to vote on a new investment management agreement.

Enterprise Fund

                                                       Number of Votes
                                           -------------------------------------
                                                         Against/
                                               For       Withheld    Abstentions
                                            ---------   ----------   -----------
Wayne A. Stork............................  1,360,697      4,324         --
Walter P. Babich..........................  1,360,697      4,324         --
Anthony D. Knerr..........................  1,360,697      4,324         --
Ann R. Leven..............................  1,360,697      4,324         --
W. Thatcher Longstreth....................  1,360,222      4,799         --
Charles E. Peck...........................  1,360,550      4,471         --

Approval of the New Investment Management
 Agreement................................  1,355,362        283        9,376
Approval of the New Sub-Advisory
 Agreement................................  1,355,232        321        9,376
Selection of Coopers & Lybrand LLP as
 Independent Auditors.....................  1,359,337      2,376        3,307


U.S. Growth Fund

                                                       Number of Votes
                                           -------------------------------------
                                                         Against/
                                               For       Withheld    Abstentions
                                            ---------   ----------   -----------
Wayne A. Stork............................  1,544,339        501         --
Walter P. Babich..........................  1,544,339        501         --
Anthony D. Knerr..........................  1,544,339        501         --
Ann R. Leven..............................  1,544,339        501         --
W. Thatcher Longstreth....................  1,544,042        798         --
Charles E. Peck ..........................  1,544,339        501         --

Approval of the New Investment Management
 Agreement................................  1,540,157        201        4,481
Approval of the New Sub-Advisory
 Agreement................................  1,540,454        201        4,184
Selection of Coopers & Lybrand LLP as
 Independent Auditors.....................  1,543,504        232        1,102


World Growth Fund

                                                       Number of Votes
                                           -------------------------------------
                                                         Against/
                                               For       Withheld    Abstentions
                                            ---------   ----------   -----------
Wayne A. Stork............................  1,163,993      2,936         --
Walter P. Babich..........................  1,163,993      2,936         --
Anthony D. Knerr..........................  1,163,993      2,936         --
Ann R. Leven..............................  1,163,993      2,936         --
W. Thatcher Longstreth....................  1,163,925      3,004         --
Charles E. Peck...........................  1,163,925      3,004         --

Approval of the New Investment Management
 Agreement................................  1,157,665          0       9,264
Approval of the New Sub-Advisory
 Agreement ...............................  1,157,809          0       9,120
Selection of Coopers & Lybrand LLP as
 Independent Auditors.....................  1,162,295          8       4,625

A Report on the Adviser Funds, Inc. Annual Meeting

New Pacific Fund

                                                       Number of Votes
                                           -------------------------------------
                                                         Against/
                                               For       Withheld    Abstentions
                                            ---------   ----------   -----------
Wayne A. Stork............................  1,111,588          0         --
Walter P. Babich..........................  1,111,588          0         --
Anthony D. Knerr..........................  1,111,588          0         --
Ann R. Leven..............................  1,111,588          0         --
W. Thatcher Longstreth....................  1,111,588          0         --
Charles E. Peck...........................  1,111,588          0         --

Approval of the New Investment Management
 Agreement................................  1,104,121          0      74,874
Approval of the New Sub-Advisory
 Agreement................................  1,103,866        255       7,874
Selection of Coopers & Lybrand LLP as
 Independent Auditors.....................  1,106,090      2,376       3,530


Corporate Income Fund

                                                       Number of Votes
                                           -------------------------------------
                                                         Against/
                                               For       Withheld    Abstentions
                                            ---------   ----------   -----------
Wayne A. Stork............................  1,563,539        595         --
Walter P. Babich..........................  1,563,539        595         --
Anthony D. Knerr..........................  1,563,539        595         --
Ann R. Leven..............................  1,563,539        595         --
W. Thatcher Longstreth....................  1,563,539        595         --
Charles E. Peck...........................  1,563,539        595         --

Approval of the New Investment Management
 Agreement................................  1,554,630          0       9,504
Approval of the New Sub-Advisory
 Agreement................................  1,554,279        350       9,504
Selection of Coopers & Lybrand LLP
 as Independent Auditors..................  1,563,539          0         595


Federal Bond Fund

                                                       Number of Votes
                                           -------------------------------------
                                                         Against/
                                               For       Withheld    Abstentions
                                            ---------   ----------   -----------
Wayne A. Stork............................  1,156,805          0         --
Walter P. Babich..........................  1,156,805          0         --
Anthony D. Knerr..........................  1,156,805          0         --
Ann R. Leven..............................  1,156,805          0         --
W. Thatcher Longstreth....................  1,156,805          0         --
Charles E. Peck...........................  1,156,805          0         --

Approval of the New Investment Management
 Agreement................................  1,153,322          0       3,482
Approval of the New Sub-Advisory
 Agreement................................  1,152,978        344       3,482
Selection of Coopers & Lybrand LLP as
 Independent Auditors.....................  1,156,805          0           0

This annual report is for the information of Delaware Group Adviser Funds' shareholders, but may be used with prospective investors when preceded or accompanied by a Performance Update for the most recently completed calendar quarter and a current Prospectus, which sets forth details about charges, expenses, investment objectives and operating policies of the Funds. Summary investment results are documented in the current Statement of Additional Information. The figures in this report represent past results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board
---------------
Members
---------------

Wayne A. Stork
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA


Affiliated
--------------------
Officers
--------------------

George M. Chamberlain, Jr.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

Bruce D. Barton
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

David K. Downes
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

Delaware Group
-----------------
of Funds
-----------------

For Growth of Capital
Trend Fund
Enterprise Fund
DelCap Fund
Value Fund
U.S. Growth Fund

For Total Return
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

For International Diversification
Emerging Markets Fund
New Pacific Fund
World Growth Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

For Current Income
Delchester Fund
Strategic Income Fund
Corporate Income Fund
Federal Bond Fund
U.S. Government Fund
Limited-Term Government Fund

For Tax-Free Current Income
Tax-Free Pennsylvania Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund

Money Market Funds
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

Closed-End Equity/Income*
Dividend and Income Fund
Global Dividend and Income Fund

This report must be preceded or accompanied by a current Adviser Funds prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

* Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and Income Fund purchases can be made through any registered broker.


DELAWARE
GROUP
--------
Philadelphia . London

Be sure to consult your financial adviser when making investment decisions. Mutual funds can be a valuable part of your financial plan; however, shares of the Adviser Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, are not obligations of or deposits of any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

Subadvisers
Lynch & Mayer
New York, New York

Walter Scott & Partners, Ltd.
Edinburgh, Scotland

John Govett & Co.
London, England

Lincoln Investment Management Inc.
Fort Wayne, Indiana

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682
Nationwide (800) 523-4640

Securities Dealers Only
Nationwide (800) 362-7500

Financial Institutions Representatives Only
Nationwide (800) 659-2265

Copy Rights Delaware Distributors, L.P.

Printed in the U.S.A. on recycled paper.

DAF-AR[10/96]TKO12/96